To: From:	April 4, 2008
Alaska Communications Systems Group, Inc.
600 Telephone Ave.
Anchorage, Alaska 99503
Attn:David Wilson
Telephone:907-297-3000
Facsimile:907-297-3052
Barclays Capital Inc.,
as Agent for Barclays Bank PLC
200 Park Avenue
New York, New York 10166
Telephone:212-412-4000
Facsimile:212-412-7519
Re:	Issuer Warrant Transaction (Transaction Reference Number: BN57236)

Ladies and Gentlemen:

The purpose of this communication (this “Confirmation”) is to set forth the terms and conditions of the above-referenced transaction entered into on the Trade Date specified below, as amended on April 4, 2008 (the “Transaction”), between Barclays Bank PLC (“Dealer”) and Alaska Communications Systems Group, Inc. (“Issuer”). This communication constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below, as well as for purposes of Rule 10b-10 promulgated under the Securities Exchange Act of 1934, as amended. An affiliate of Dealer, Barclays Capital Inc. (the “Agent”), is acting as Dealer’s agent for this Transaction.

1. This Confirmation is subject to, and incorporates, the definitions and provisions of the 2006 ISDA Definitions (the “2006 Definitions”) and the definitions and provisions of the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”, and together with the 2006 Definitions, the “Definitions”), in each case as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). In the event of any inconsistency between the 2006 Definitions and the Equity Definitions, the Equity Definitions will govern. For purposes of the Equity Definitions, each reference herein to a Warrant shall be deemed to be a reference to a Call Option or an Option, as context requires.

This Confirmation evidences a complete and binding agreement between Dealer and Issuer as to the terms of the Transaction to which this Confirmation relates. This Confirmation shall supplement, form a part of, and be subject to, an agreement in the form of the ISDA 2002 Master Agreement (the “Agreement”), as if Dealer and Issuer had executed an agreement in such form (without any Schedule but with the elections set forth in this Confirmation) on the Trade Date. For the avoidance of doubt, the Transaction shall be the only transaction under the Agreement.

All provisions contained in, or incorporated by reference to, the Agreement will govern this Confirmation except as expressly modified herein. In the event of any inconsistency between this Confirmation and either the Definitions or the Agreement, this Confirmation shall govern.

Each of Dealer and Issuer acknowledges to and agrees with the other party hereto and to and with the Agent that (i) the Agent is acting as agent for Dealer under the Transaction pursuant to instructions from Dealer, (ii) the Agent is not a principal or party to the Transaction, and may transfer its rights and obligations with respect to the Transaction, (iii) the Agent shall have no responsibility, obligation or liability to either party in respect of the Transaction, (iv) Dealer and the Agent have not given, and Issuer is not relying (for purposes of making any investment decision or otherwise) upon, any statements, opinions or representations (whether written or oral) of Dealer or the Agent, other than the representations expressly set forth in this Confirmation and the Agreement, and (v) each party agrees to proceed solely against the other party, and not the Agent, to collect or recover any money or securities owed to it in connection with the Transaction. Each party hereto acknowledges and agrees that the Agent is an intended third party beneficiary hereunder. Issuer acknowledges that the Agent is an Affiliate of Dealer.

Dealer is not a member of the Securities Investor Protection Corporation.

2. The Transaction is a Warrant Transaction, which shall be considered a Share Option Transaction for purposes of the Equity Definitions. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:
Trade Date:	April 2, 2008.

Effective Date: April 8, 2008, or such other date as agreed between the parties, subject to Section 8(o) below.

Components: The Transaction will be divided into individual Components, each with the terms set forth in this Confirmation, and, in particular, with the Number of Warrants and Expiration Date set forth in this Confirmation. The payments and deliveries to be made upon settlement of the Transaction will be determined separately for each Component as if each Component were a separate Transaction under the Agreement.

Warrant Style: Warrant Type: Seller: Buyer:	European. Call. Issuer. Dealer.

Shares: The Common Stock of Issuer, par value USD0.01 per share (Ticker Symbol: “ALSK”).

Number of Warrants: For each Component, as provided in Annex A to this Confirmation.

Warrant Entitlement: Strike Price:	One Share per Warrant. As provided in Annex B to this Confirmation.

Premium:	As provided in Annex B to this Confirmation.

Premium Payment Date:	The Effective Date.

Exchange: The NASDAQ Global Select Market of the Nasdaq Stock Market, Inc.

Related Exchange:	All Exchanges.
Procedures for Exercise:
In respect of any Component:
Expiration Time:	Valuation Time.

Expiration Date: As provided in Annex A to this Confirmation (or, if such date is not a Scheduled Trading Day, the next following Scheduled Trading Day that is not already an Expiration Date for another Component); provided that if that date is a Disrupted Day, the Expiration Date for such Component shall be the first succeeding Scheduled Trading Day that is not a Disrupted Day and is not or is not deemed to be an Expiration Date in respect of any other Component of the Transaction hereunder; and provided further that if the Expiration Date has not occurred pursuant to the preceding proviso as of the Final Disruption Date, the Final Disruption Date shall be the Expiration Date (irrespective of whether such date is an Expiration Date occurring on the Final Disruption Date in respect of any other Component for the Transaction) and, notwithstanding anything to the contrary in this Confirmation or the Equity Definitions, the Relevant Price for the Expiration Date shall be the prevailing market value per Share determined by the Calculation Agent in a commercially reasonable manner. Notwithstanding the foregoing and anything to the contrary in the Equity Definitions, if a Market Disruption Event occurs on any Expiration Date, the Calculation Agent may determine that such Expiration Date is a Disrupted Day only in part, in which case the Calculation Agent shall make adjustments to the number of Warrants for the relevant Component for which such day shall be the Expiration Date and shall designate the Scheduled Trading Day determined in the manner described in the immediately preceding sentence as the Expiration Date for the remaining Warrants for such Component. Section 6.6 of the Equity Definitions shall not apply to any Valuation Date occurring on an Expiration Date. “Final Disruption Date” has the meaning provided in Annex B to this Confirmation.

Market Disruption Event: Section 6.3(a) of the Equity Definitions is hereby amended by deleting the words “during the one hour period that ends at the relevant Valuation Time, Latest Exercise Time, Knock-in Valuation Time or Knock-out Valuation Time, as the case may be,” in clause (ii) thereof.

Section 6.3(d) of the Equity Definitions is hereby amended by deleting the remainder of the provision following the term “Scheduled Closing Time” in the fourth line thereof.

Automatic Exercise: Applicable; and means that the Number of Warrants for each Component will be deemed to be automatically exercised at the Expiration Time on the Expiration Date for such Component unless Dealer notifies Seller (by telephone or in writing) prior to the Expiration Time on the Expiration Date that it does not wish Automatic Exercise to occur, in which case Automatic Exercise will not apply.

Issuer’s Telephone Number and Telex and/or Facsimile Number and Contact Details for purpose of Giving Notice:	To be provided by Issuer.
Settlement Terms:
In respect of any Component:
Settlement Currency:	USD.

Net Share Settlement: On each Settlement Date, Issuer shall deliver to Dealer a number of Shares equal to the Number of Shares to be Delivered for such Settlement Date to the account specified by Dealer and cash in lieu of any fractional shares valued at the Relevant Price on the Valuation Date corresponding to such Settlement Date.

Number of Shares to be Delivered: In respect of any Exercise Date, subject to the last sentence of Section 9.5 of the Equity Definitions, the product of (i) the number of Warrants exercised or deemed exercised on such Exercise Date, (ii) the Warrant Entitlement and (iii) (A) the excess, if any, of the Relevant Price on the Valuation Date occurring on such Exercise Date over the Strike Price divided by (B) such Relevant Price.

The Number of Shares to be Delivered shall be delivered by Issuer to Dealer no later than 12:00 noon (local time in New York City) on the relevant Settlement Date.

Relevant Price: For any Valuation Date, the Rule 10b-18 dollar volume weighted average price per Share for such Valuation Date based on transactions executed during such Valuation Date, as reported on Bloomberg Page “ALSK.UQ <Equity> AQR SEC” (or any successor thereto) or, in the event such price is not so reported on such Valuation Date for any reason, as reasonably determined by the Calculation Agent.

Other Applicable Provisions: The provisions of Sections 9.1(c), 9.8, 9.9, 9.10, 9.11 (except that the Representation and Agreement contained in Section 9.11 of the Equity Definitions shall be modified by excluding any representations therein relating to restrictions, obligations, limitations or requirements under applicable securities laws as a result of the fact that Seller is the Issuer of the Shares) and 9.12 of the Equity Definitions will be applicable as if “Physical Settlement” applied to the Transaction.

Adjustments:
In respect of any Component:
Method of Adjustment:	Calculation Agent Adjustment.

Extraordinary Dividend: Any dividend or distribution (i) that has an ex-dividend date occurring after the Trade Date and on or prior to the Expiration Date and (ii) the amount or value of which differs from the Ordinary Dividend Amount for such dividend or distribution, as determined by the Calculation Agent.

Ordinary Dividend Amount: USD 0.215 per quarter.

Extraordinary Events:

New Shares: In the definition of New Shares in Section 12.1(i) of the Equity Definitions, (a) the text in clause (i) thereof shall be deleted in its entirety (including the word “and” following clause (i)) and replaced with “publicly quoted, traded or listed on any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or their respective successors),” and (b) the phrase “and (iii) of an entity or person organized under the laws of the United States, any State thereof or the District of Columbia” shall be inserted immediately prior to the period.

Consequences of Merger Events:
(a) (b) (c) Tender Offer:	Share-for-Share: Share-for-Other: Share-for-Combined:	Modified Calculation Agent Adjustment. Cancellation and Payment (Calculation Agent Determination). Cancellation and Payment (Calculation Agent Determination). Applicable.
Consequences of Tender Offers:
(a)	Share-for-Share:	Modified Calculation Agent Adjustment.

(b)	Share-for-Other: Cancellation and Payment (Calculation Agent Determination) on that portion of the Other Consideration that consists of cash; Modified Calculation Agent Adjustment on the remainder of the Other Consideration.

(c)	Share-for-Combined: Modified Calculation Agent Adjustment.

Modified Calculation

Agent Adjustment: If, in respect of any Merger Event or Tender Offer to which Modified Calculation Agent Adjustment applies, the adjustments to be made in accordance with Section 12.2(e)(i) or Section 12.3(d)(i), as the case may be, of the Equity Definitions would result in Issuer being different from the issuer of the Shares, then with respect to such Merger Event or Tender Offer, as a condition precedent to the adjustments contemplated in Section 12.2(e)(i) or Section 12.3(d)(i), as the case may be, of the Equity Definitions, Issuer and the issuer of the Shares shall, prior to the Merger Date or Tender Offer, as the case may be, have entered into such documentation containing representations, warranties and agreements relating to securities law and other issues as requested by Dealer that Dealer has determined, in its reasonable discretion, to be reasonably necessary or appropriate to allow Dealer to continue as a party to the Transaction, as adjusted under Section 12.2(e)(i) or Section 12.3(d)(i), as the case may be, of the Equity Definitions, and to preserve its hedging or hedge unwind activities in connection with the Transaction in a manner compliant with applicable legal, regulatory or self-regulatory requirements, or with related policies and procedures applicable to Dealer, and if such conditions are not met or if the Calculation Agent determines that no adjustment that it could make under Section 12.2(e)(i) or Section 12.3(d)(i), as the case may be, of the Equity Definitions will produce a commercially reasonable result, then the consequences set forth in Section 12.2(e)(ii) or Section 12.3(d)(ii), as the case may be, of the Equity Definitions shall apply.

Nationalization, Insolvency

•	r Delisting: Cancellation and Payment (Calculation Agent Determination); provided that in addition to the provisions of Section 12.6(a)(iii) of the Equity Definitions, it shall also constitute a Delisting if the Exchange is located in the United States and the Shares are not immediately re-listed, re-traded or re-quoted on any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or their respective successors); if the Shares are immediately re-listed, re-traded or re-quoted on any such exchange or quotation system, such exchange or quotation system shall thereafter be deemed to be the Exchange.

Additional Disruption Events:
Acknowledgments:	(a)Change in Law:
(b)Failure to Deliver:
(c)Insolvency Filing:
(d)Hedging Disruption:
(e) Increased Cost of Hedging:
(f) Loss of Stock Borrow:
Maximum Stock Loan Rate:
(g) Increased Cost of Stock Borrow:
Initial Stock Loan Rate:
Hedging Party:
Determining Party:

Applicable.
Not Applicable.
Applicable.
Applicable.
Applicable.
Applicable.
100 basis points per annum.
Applicable.
50 basis points per annum.
Dealer for all applicable Additional Disruption Events.
Dealer for all applicable Additional Disruption Events.

Non-Reliance:		Applicable.
Agreements and Acknowledgments
Regarding Hedging Activities:		Applicable.
Additional Acknowledgments:		Applicable.
3.	Calculation Agent:	Dealer.

4. Account Details:

Dealer Payment Instructions: Issuer Payment Instructions:	Barclays Bank PLC, New York A/C#: 50038524 SWIFT Code: BARCUS33 f/b/o BARCGB33 Ref: Equity Derivatives First National Bank Alaska

ABA: 125 200 060
Account Name: Alaska Communications Systems

Account No.: 1512 540 4

5. Offices:

The Office of Dealer for the Transaction is:
Barclays Bank PLC, 5 The North Colonnade
Canary Wharf, London E14 4BB
Facsimile: Phone:	44(20) 777 36461 44(20) 777 36810

The Office of Issuer for the Transaction is: Not applicable.

6. Notices: For purposes of this Confirmation:

(a) Address for notices or communications to Issuer:

To:	Alaska Communications Systems Group, Inc.
600 Telephone Ave.
Anchorage, Alaska 99503
Attn:	David Wilson
Telephone:	907-297-3000
Facsimile:	907-297-3052

(b) Address for notices or communications to Dealer:

To:	Barclays Capital, Inc.
200 Park Avenue
New York, New York 10166
Attention:	General Counsel
Telephone:	212-412-4000
Facsimile:	212-412-7519
with a copy to:
To:	Barclays Capital Inc.,
200 Park Avenue
New York, 10166
Attention:	Equity Products
and
To:	Barclays Bank PLC,
5 The North Colonnade
Canary Wharf, London E14 4BB
Phone:	44(20) 777 36810
Facsimile:	44(20) 777 36461

7. Representations, Warranties and Agreements:

(a) In addition to the representations and warranties in the Agreement and those contained elsewhere herein, Issuer represents and warrants to and for the benefit of, and agrees with, Dealer as follows:

(i) On the Trade Date, and as of the date of any election by Issuer of the Share Termination Alternative under (and as defined in) Section 8(a) below, none of Issuer and its officers and directors is aware of any material nonpublic information regarding Issuer or the Shares. On the Trade Date, each of Issuer’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are required to be filed from and including the ending date of Issuer’s most recent prior fiscal year have been filed.

(ii) Without limiting the generality of Section 13.1 of the Equity Definitions, Issuer acknowledges that Dealer is not making any representations or warranties with respect to the treatment of the Transaction under FASB Statements 128, 133, 149 (each as amended), or 150, EITF Issue No. 00-19, 01-6, 03-6 or 07-5 (or any successor issue statements), under FASB’s Liabilities & Equity Project or under any other accounting guidance.

(iii) Prior to the Trade Date, Issuer shall deliver to Dealer a resolution of Issuer’s board of directors authorizing the Transaction and such other certificate or certificates as Dealer shall reasonably request.

(iv) Issuer is not entering into this Confirmation to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for Shares) or otherwise in violation of the Exchange Act.

(v) Issuer is not, and after giving effect to the transactions contemplated hereby will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(vi) On the Trade Date (A) the assets of Issuer at their fair valuation exceed the liabilities of Issuer, including contingent liabilities, (B) the capital of Issuer is adequate to conduct the business of Issuer and (C) Issuer has the ability to pay its debts and obligations as such debts mature and does not intend to, or does not believe that it will, incur debt beyond its ability to pay as such debts mature.

(vii) Issuer shall not take any action to decrease the number of Available Shares below the Capped Number (each as defined below).

(viii) Issuer understands no obligations of Dealer to it hereunder will be entitled to the benefit of deposit insurance and that such obligations will not be guaranteed by any Affiliate of Dealer or any governmental agency.

(ix) (A) During the period starting on the first Expiration Date and ending on the last Expiration Date (the “Settlement Period”), the Shares or securities that are convertible into, or exchangeable or exercisable for Shares, are not, and shall not be, subject to a “restricted period,” as such term is defined in Regulation M under the Exchange Act (“Regulation M”) and (B) Issuer shall not engage in any “distribution,” as such term is defined in Regulation M, other than a distribution meeting the requirements of the exceptions set forth in sections 101(b)(10) and 102(b)(7) of Regulation M, until the second Exchange Business Day immediately following the Settlement Period.

(x) During the Settlement Period, neither Issuer nor any “affiliate” or “affiliated purchaser” (each as defined in Rule 10b-18 of the Exchange Act (“Rule 10b-18”)) shall directly or indirectly (including, without limitation, by means of any cash-settled or other derivative instrument) purchase, offer to purchase, place any bid or limit order that would effect a purchase of, or commence any tender offer relating to, any Shares (or an equivalent interest, including a unit of beneficial interest in a trust or limited partnership or a depository share) or any security convertible into or exchangeable or exercisable for Shares, except through Dealer.

(xi) The Shares of Issuer initially issuable upon exercise of the Warrant (the “Warrant Shares”) have been reserved for issuance by all required corporate action of Issuer. The Warrant Shares have been duly authorized and, when delivered against payment therefor (which may include Net Share Settlement in lieu of cash) and otherwise as contemplated by the terms of the Warrant following the exercise of the Warrant in accordance with the terms and conditions of the Warrant, will be validly issued, fully-paid and non-assessable, and the issuance of the Warrant Shares will not be subject to any preemptive or similar rights.

(b) Each of Dealer and Issuer agrees and represents that it is an “eligible contract participant” as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

(c) Each of Dealer and Issuer acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) thereof. Accordingly, Dealer represents and warrants to Issuer that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment, (ii) it is an “accredited investor” as that term is defined in Regulation D as promulgated under the Securities Act, (iii) it is entering into the Transaction for its own account without a view to the distribution or resale thereof and (iv) the assignment, transfer or other disposition of the Transaction has not been and will not be registered under the Securities Act and is restricted under this Confirmation, the Securities Act and state securities laws.

(d) Each of Dealer and Issuer agrees and acknowledges that Dealer is a “financial institution,” “swap participant” and “financial participant” within the meaning of Sections 101(22), 101(53C) and 101(22A) of Title 11 of the United States Code (the “Bankruptcy Code”). The parties hereto further agree and acknowledge (A) that this Confirmation is (i) a “securities contract,” as such term is defined in Section 741(7) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is a “termination value,” “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “settlement payment” within the meaning of Section 546 of the Bankruptcy Code, and (ii) a “swap agreement,” as such term is defined in Section 101(53B) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is a “termination value,” a “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “transfer” within the meaning of Section 546 of the Bankruptcy Code, and (B) that Dealer is entitled to the protections afforded by, among other sections, Sections 362(b)(6), 362(b)(17), 362(b)(27), 362(o), 546(e), 546(g), 546(j), 548(d)(2), 555, 560 and 561 of the Bankruptcy Code.

(e) Issuer shall deliver to Dealer an opinion of counsel, dated as of the Effective Date and reasonably acceptable to Dealer in form and substance, with respect to the matters set forth in Section 3(a) of the Agreement.

8. Other Provisions:

(a) Alternative Calculations and Payment on Early Termination and on Certain Extraordinary Events. If, subject to Section 8(m) below, Issuer shall owe Dealer any amount pursuant to Sections 12.2, 12.3, 12.6, 12.7 or 12.9 of the Equity Definitions (except in the event of an Insolvency, a Nationalization, a Tender Offer or a Merger Event, in each case, in which the consideration or proceeds to be paid to holders of Shares consists solely of cash) or pursuant to Section 6(d)(ii) of the Agreement (except in the event of an Event of Default in which Issuer is the Defaulting Party or a Termination Event in which Issuer is the Affected Party, that resulted from an event or events within Issuer’s control) (a “Payment Obligation”), Issuer shall have the right, in its sole discretion, to satisfy any such Payment Obligation by the Share Termination Alternative (as defined below) by giving irrevocable telephonic notice to Dealer, confirmed in writing within one Scheduled Trading Day, between the hours of 9:00 A.M. and 4:00 P.M. New York City time on the Merger Date, Tender Offer Date, Announcement Date, Early Termination Date or other date the Transaction is cancelled or terminated, as applicable (“Notice of Share Termination”), provided that if Issuer does not elect to satisfy its Payment Obligation by the Share Termination Alternative, Dealer shall have the right, in its sole discretion, to require Issuer to satisfy its Payment Obligation by the Share Termination Alternative, notwithstanding Issuer’s failure to elect or election to the contrary. Upon such Notice of Share Termination, the following provisions shall apply on the Scheduled Trading Day immediately following the Merger Date, the Tender Offer Date, Announcement Date, Early Termination Date or other date the Transaction is cancelled or terminated, as applicable:

Share Termination Alternative: Share Termination Delivery Property: Share Termination Unit Price: Share Termination Delivery Unit: Failure to Deliver: Other applicable provisions:	Applicable and means that Issuer shall
deliver to Dealer the Share Termination
Delivery Property on the date on which the
Payment Obligation would otherwise be due
pursuant to Section 12.7 or 12.9 of the
Equity Definitions or Section 6(d)(ii) of
the Agreement, as applicable (the “Share
Termination Payment Date”), in satisfaction
of the Payment Obligation.

A number of Share Termination Delivery
Units, as calculated by the Calculation
Agent, equal to the Payment Obligation
divided by the Share Termination Unit Price.
The Calculation Agent shall adjust the
Share Termination Delivery Property by
replacing any fractional portion of a
security therein with an amount of cash
equal to the value of such fractional
security based on the values used to
calculate the Share Termination Unit Price.
The value of property contained in one Share
Termination Delivery Unit on the date such
Share Termination Delivery Units are to be
delivered as Share Termination Delivery
Property, as determined by the Calculation
Agent in its discretion by commercially
reasonable means and notified by the
Calculation Agent to Issuer at the time of
notification of the Payment Obligation.
In the case of a Termination Event, Event of
Default, Delisting or Additional Disruption
Event, one Share or, in the case of an
Insolvency, Nationalization, Merger Event or
Tender Offer, a unit consisting of the
number or amount of each type of property
received by a holder of one Share (without
consideration of any requirement to pay cash
or other consideration in lieu of fractional
amounts of any securities) in such
Insolvency, Nationalization, Merger Event or
Tender Offer. If such Insolvency,
Nationalization, Merger Event or Tender
Offer involves a choice of consideration to
be received by holders, such holder shall be
deemed to have elected to receive the
maximum possible amount of cash.
Applicable.
If Share Termination Alternative is
applicable, the provisions of Sections 9.8,
9.9, 9.10, 9.11 (except that the
Representation and Agreement contained in
Section 9.11 of the Equity Definitions shall
be modified by excluding any representations
therein relating to restrictions,
obligations, limitations or requirements
under applicable securities laws as a result
of the fact that Seller is the Issuer of the
Shares) and 9.12 of the Equity Definitions
will be applicable as if “Physical
Settlement” applied to the Transaction,
except that all references to “Shares” shall
be read as references to “Share Termination
Delivery Units”.

(b) Registration/Private Placement Procedures. (i) If, in the reasonable judgment of Dealer, for any reason, any Shares or any securities of Issuer or its affiliates comprising any Share Termination Delivery Units deliverable to Dealer hereunder (any such Shares or securities, “Delivered Securities”) would not be immediately freely transferable by Dealer under Rule 144 under the Securities Act, then the provisions set forth in this Section 8(b) shall apply. At the election of Issuer by notice to Dealer within one Scheduled Trading Day after the relevant delivery obligation arises, but in any event at least one Scheduled Trading Day prior to the date on which such delivery obligation is due, either (A) all Delivered Securities delivered by Issuer to Dealer shall be, at the time of such delivery, covered by an effective registration statement of Issuer for immediate resale by Dealer (such registration statement and the corresponding prospectus (the “Prospectus”) (including, without limitation, any sections describing the plan of distribution) in form and content commercially reasonably satisfactory to Dealer) or (B) Issuer shall deliver additional Delivered Securities so that the value of such Delivered Securities, as determined by the Calculation Agent to reflect an appropriate liquidity discount, equals the value of the number of Delivered Securities that would otherwise be deliverable if such Delivered Securities were freely tradeable (without prospectus delivery) upon receipt by Dealer (such value, the “Freely Tradeable Value”); provided that Issuer may not make the election described in this clause (B) if, on the date of its election, it has taken, or caused to be taken, any action that would make unavailable either the exemption pursuant to Section 4(2) of the Securities Act for the delivery by Issuer to Dealer (or any affiliate designated by Dealer) of the Delivered Securities or the exemption pursuant to Section 4(1) or Section 4(3) of the Securities Act for resales of the Delivered Securities by Dealer (or any such affiliate of Dealer). (For the avoidance of doubt, as used in this paragraph (b) only, the term “Issuer” shall mean the issuer of the relevant securities, as the context shall require.)

(ii) If Issuer makes the election described in clause (b)(i)(A) above:

(A) Dealer (or an Affiliate of Dealer designated by Dealer) shall be afforded a reasonable opportunity to conduct a due diligence investigation with respect to Issuer that is customary in scope for underwritten offerings of equity securities and that yields results that are commercially reasonably satisfactory to Dealer or such Affiliate, as the case may be, in its discretion; and

(B) Dealer (or an Affiliate of Dealer designated by Dealer) and Issuer shall enter into an agreement (a “Registration Agreement”) on commercially reasonable terms in connection with the public resale of such Delivered Securities by Dealer or such Affiliate substantially similar to underwriting agreements customary for underwritten offerings of equity securities, in form and substance commercially reasonably satisfactory to Dealer or such Affiliate and Issuer, which Registration Agreement shall include, without limitation, provisions substantially similar to those contained in such underwriting agreements relating to the indemnification of, and contribution in connection with the liability of, Dealer and its Affiliates and Issuer, shall provide for the payment by Issuer of reasonable expenses in connection with such resale, including all registration costs and reasonable fees and expenses of counsel for Dealer, and shall provide for the delivery of accountants’ “comfort letters” to Dealer or such Affiliate with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

(iii) If Issuer makes the election described in clause (b)(i)(B) above:

(A) Dealer (or an Affiliate of Dealer designated by Dealer) and any potential institutional purchaser of any such Delivered Securities from Dealer or such Affiliate identified by Dealer shall be afforded a commercially reasonable opportunity to conduct a due diligence investigation in compliance with applicable law with respect to Issuer customary in scope for private placements of equity securities (including, without limitation, the right to have made available to them for inspection all financial and other records, pertinent corporate documents and other information reasonably requested by them);

(B) Dealer (or an Affiliate of Dealer designated by Dealer) and Issuer shall enter into an agreement (a “Private Placement Agreement”) on commercially reasonable terms in connection with the private placement of such Delivered Securities by Issuer to Dealer or such Affiliate and the private resale of such shares by Dealer or such Affiliate, substantially similar to private placement purchase agreements customary for private placements of equity securities, in form and substance commercially reasonably satisfactory to Dealer and Issuer, which Private Placement Agreement shall include, without limitation, provisions substantially similar to those contained in such private placement purchase agreements relating to the indemnification of, and contribution in connection with the liability of, Dealer and its Affiliates and Issuer, shall provide for the payment by Issuer of reasonable expenses in connection with such resale, including reasonable fees and expenses of counsel for Dealer, shall contain representations, warranties and agreements of Issuer reasonably necessary or advisable to establish and maintain the availability of an exemption from the registration requirements of the Securities Act for such resales, and shall use best efforts to provide for the delivery of accountants’ “comfort letters” to Dealer or such Affiliate with respect to the financial statements and certain financial information contained in or incorporated by reference into the offering memorandum prepared for the resale of such Shares;

(C) Issuer agrees that any Delivered Securities so delivered to Dealer, (i) may be transferred by and among Dealer and its Affiliates, and Issuer shall effect such transfer without any further action by Dealer and (ii) after the minimum “holding period” within the meaning of Rule 144(d) under the Securities Act has elapsed with respect to such Delivered Securities, Issuer shall promptly remove, or cause the transfer agent for such Shares or securities to remove, any legends referring to any such restrictions or requirements from such Delivered Securities upon delivery by Dealer (or such Affiliate of Dealer) to Issuer or such transfer agent of any seller’s and broker’s representation letters customarily delivered by Dealer in connection with resales of restricted securities pursuant to Rule 144 under the Securities Act, without any further requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document, any transfer tax stamps or payment of any other amount or any other action by Dealer (or such affiliate of Dealer); and

(D) Issuer shall not take, or cause to be taken, any action that would make unavailable either the exemption pursuant to Section 4(2) of the Securities Act for the sale by Issuer to Dealer (or any affiliate designated by Dealer) of the Shares or Share Termination Delivery Units, as the case may be, or the exemption pursuant to Section 4(1) or Section 4(3) of the Securities Act for resales of the Shares or Share Termination Delivery Units, as the case may be, by Dealer (or any such affiliate of Dealer).

(c) Make-whole. If Issuer makes the election described in clause (b)(i)(B) of paragraph (b) of this Section 8, then Dealer or its affiliate may sell such Shares or Share Termination Delivery Units, as the case may be, during a period (the “Resale Period”) commencing on the Exchange Business Day following delivery of such Shares or Share Termination Delivery Units, as the case may be (which sale shall be conducted in a commercially reasonable manner), and ending on the Exchange Business Day on which Dealer completes the sale of all such Shares or Share Termination Delivery Units, as the case may be, or a sufficient number of Shares or Share Termination Delivery Units, as the case may be, so that the realized net proceeds of such sales exceed the Freely Tradeable Value (such amount of the Freely Tradeable Value, the “Required Proceeds”). If any of such delivered Shares or Share Termination Delivery Units remain after such realized net proceeds exceed the Required Proceeds, Dealer shall return such remaining Shares or Share Termination Delivery Units to Issuer. If the Required Proceeds exceed the realized net proceeds from such resale, Issuer shall transfer to Dealer by the open of the regular trading session on the Exchange on the Exchange Business Day immediately following the last day of the Resale Period the amount of such excess (the “Additional Amount”) in cash or in a number of additional Shares or Share Termination Delivery Units, as the case may be (“Make-whole Shares”), in an amount that, based on the market value of such Make-whole Shares, as determined by the Calculation Agent, on the last day of the Resale Period, has a dollar value equal to the Additional Amount. The Resale Period shall continue to enable the sale of the Make-whole Shares in the manner contemplated by this Section 8(c). This provision shall be applied successively until the Additional Amount is equal to zero, subject to Section 8(e).

(d) Beneficial Ownership. Notwithstanding anything to the contrary in the Agreement or this Confirmation, in no event shall Dealer be entitled to receive, or shall be deemed to receive, any Shares in connection with this Transaction if, immediately upon giving effect to such receipt of such Shares (i) Dealer’s Beneficial Ownership would be equal to or greater than 8.0% of the outstanding Shares or (ii) Dealer or any “affiliate” or “associate” of Dealer, would be an “interested stockholder” of Issuer, as all such terms are defined in Section 203 of the Delaware General Corporation Law (each of clause (i) and (ii) above, an “Ownership Limitation”). If any delivery owed to Dealer hereunder is not made, in whole or in part, as a result of an Ownership Limitation, Dealer’s right to receive such delivery shall not be extinguished and Issuer shall make such delivery as promptly as practicable after, but in no event later than one Exchange Business Day after, Dealer gives notice to Issuer that such delivery would not result in any of such Ownership Limitations being breached. “Dealer’s Beneficial Ownership” means the “beneficial ownership” (within the meaning of Section 13 of the Exchange Act and the rules promulgated thereunder (collectively, “Section 13”) of Shares by Dealer, together with any affiliate or other person subject to aggregation with Dealer under Section 13, or by any “group” (within the meaning of Section 13) of which Dealer is or may be deemed to be a part. Notwithstanding anything in the Agreement or this Confirmation to the contrary, Dealer (or the affiliate designated by Dealer pursuant to Section 8(l) below) shall not become the record or beneficial owner, or otherwise have any rights as a holder, of any Shares that Dealer (or such affiliate) is not entitled to receive at any time pursuant to this Section 8(d), until such time as such Shares are delivered pursuant to this Section 8(d).

(e) Limitations on Settlement by Issuer. Notwithstanding anything herein or in the Agreement to the contrary, in no event shall Issuer be required to deliver Shares in connection with the Transaction in excess of 9,687,674 Shares (the “Capped Number”). Issuer represents and warrants (which shall be deemed to be repeated on each day that the Transaction is outstanding) that the Capped Number is equal to or less than the number of authorized but unissued Shares of the Issuer that are not reserved for future issuance in connection with transactions in the Shares (other than the Transaction) on the date of the determination of the Capped Number (such Shares, the “Available Shares”). In the event Issuer shall not have delivered the full number of Shares otherwise deliverable as a result of this Section 8(e) (the resulting deficit, the “Deficit Shares”), Issuer shall be continually obligated to deliver, from time to time until the full number of Deficit Shares have been delivered pursuant to this paragraph, Shares when, and to the extent, that (i) Shares are repurchased, acquired or otherwise received by Issuer or any of its subsidiaries after the Trade Date (whether or not in exchange for cash, fair value or any other consideration), (ii) authorized and unissued Shares reserved for issuance in respect of other transactions prior to such date which prior to the relevant date become no longer so reserved or (iii) Issuer additionally authorizes any unissued Shares that are not reserved for other transactions. Issuer shall immediately notify Dealer of the occurrence of any of the foregoing events (including the number of Shares subject to clause (i), (ii) or (iii) and the corresponding number of Shares to be delivered) and promptly deliver such Shares thereafter.

(f) Right to Extend. Dealer may postpone any Exercise Date or any other date of valuation or delivery with respect to some or all of the relevant Warrants (in which event the Calculation Agent shall make appropriate adjustments to the Number of Shares to be Delivered with respect to one or more Components), if Dealer determines, in its reasonable discretion, that such extension is reasonably necessary or appropriate to preserve Dealer’s hedging or hedge unwind activity hereunder in light of existing liquidity conditions or to enable Dealer to effect purchases of Shares in connection with its hedging, hedge unwind or settlement activity hereunder in a manner that would, if Dealer were Issuer or an affiliated purchaser of Issuer, be in compliance with applicable legal, regulatory or self-regulatory requirements, or with related policies and procedures applicable to Dealer.

(g) Equity Rights. Dealer acknowledges and agrees that this Confirmation is not intended to convey to it rights with respect to the Transaction that are senior to the claims of common stockholders in the event of Issuer’s bankruptcy. For the avoidance of doubt, the parties agree that the preceding sentence shall not apply at any time other than during Issuer’s bankruptcy to any claim arising as a result of a breach by Issuer of any of its obligations under this Confirmation or the Agreement. For the avoidance of doubt, the parties acknowledge that this Confirmation is not secured by any collateral that would otherwise secure the obligations of Issuer herein under or pursuant to any other agreement.

(h) Amendments to Equity Definitions and the Agreement. The following amendments shall be made to the Equity Definitions and to the Agreement:

(i) The first sentence of Section 11.2(c) of the Equity Definitions, prior to clause (A) thereof, is hereby amended to read as follows: ‘(c) If “Calculation Agent Adjustment” is specified as the Method of Adjustment in the related Confirmation of a Share Option Transaction, then following the announcement or occurrence of any Potential Adjustment Event, the Calculation Agent will determine whether such Potential Adjustment Event has a material effect on the theoretical value of the relevant Shares or options on the Shares and, if so, will (i) make appropriate adjustment(s), if any, to any one or more of:’ and, the portion of such sentence immediately preceding clause (ii) thereof is hereby amended by deleting the words “diluting or concentrative” and the words “(provided that no adjustments will be made to account solely for changes in volatility, expected dividends, stock loan rate or liquidity relative to the relevant Shares)” and replacing such latter phrase with the words “(and, for the avoidance of doubt, adjustments may be made to account solely for changes in volatility, expected dividends, stock loan rate or liquidity relative to the relevant Shares)”;

(ii) Section 11.2(a) and 11.2(e)(vii) of the Equity Definitions is hereby amended by deleting the words “diluting or concentrative” and replacing them with “material” and adding the phrase “or Warrants” at the end of the sentence;

(iii) Section 12.6(a)(ii) of the Equity Definitions is hereby amended by (1) deleting from the fourth line thereof the word “or” after the word “official” and inserting a comma therefor, and (2) deleting the semi-colon at the end of subsection (B) thereof and inserting the following words therefor “or (C) at Dealer’s option, the occurrence of any of the events specified in Section 5(a)(vii) (1) through (9) of the ISDA 2002 Master Agreement with respect to that Issuer;”

(iv) Section 12.9(b)(iv) of the Equity Definitions is hereby amended by:

(x) deleting (1) subsection (A) in its entirety, (2) the phrase “or (B)” following subsection (A) and (3) the phrase “in each case” after subsection (B); and

(y) deleting the phrase “neither the Non-Hedging Party nor the Lending Party lends Shares in the amount of the Hedging Shares or” in the penultimate sentence;

(v) Section 12.9(b)(v) of the Equity Definitions is hereby amended by:

(x) adding the word “or” immediately before subsection “(B)” and deleting the comma at the end of subsection (A); and

(y) (1) prior to the period at the end of subsection (C), adding the phrase “, subject to the Non-Hedging Party having entered into such documentation containing representations, warranties and agreements relating to securities law and other issues as requested by the Hedging Party that the Hedging Party has determined, in its reasonable discretion, to be reasonably necessary or appropriate to allow the Hedging Party to preserve its hedging or hedge unwind activities in connection with the Transaction in a manner compliant with applicable legal, regulatory or self-regulatory requirements, or with related policies and procedures applicable to the Hedging Party and (2) deleting clause (X) in the final sentence.

(i) Repurchase Notices. Issuer shall, on any day on which Issuer effects any repurchase of Shares, promptly give Dealer a written notice of such repurchase (a “Repurchase Notice”) on such day if, following such repurchase, the Notice Percentage as determined on such day is (A) greater than 6.0% and (B) greater by 0.5% than the Notice Percentage included in the immediately preceding Repurchase Notice (or, in the case of the first such Repurchase Notice, greater than the Notice Percentage as of the date hereof). The “Notice Percentage” as of any day is the fraction, expressed as a percentage, the numerator of which is the Number of Shares and the denominator of which is the number of Shares outstanding on such day. In the event that Issuer fails to provide Dealer with a Repurchase Notice on the day and in the manner specified in this Section 8(i) then Issuer agrees to indemnify and hold harmless Issuer, its affiliates and their respective directors, officers, employees, agents and controlling persons (Dealer and each such person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities (or actions in respect thereof), joint or several, to which such Indemnified Party may become subject under applicable securities laws, including without limitation, Section 16 of the Exchange Act, relating to or arising out of such failure. If for any reason the foregoing indemnification is unavailable to any Indemnified Party or insufficient to hold harmless any Indemnified Party, then Issuer shall contribute, to the maximum extent permitted by law, to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability. In addition, Issuer will reimburse any Indemnified Party for all reasonable expenses (including reasonable counsel fees and expenses) as they are incurred (after notice to Issuer) in connection with the investigation of, preparation for or defense or settlement of any pending or threatened claim or any action, suit or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto and whether or not such claim, action, suit or proceeding is initiated or brought by or on behalf of Issuer. This indemnity shall survive the completion of the Transaction contemplated by this Confirmation and any assignment and delegation of the Transaction made pursuant to this Confirmation or the Agreement shall inure to the benefit of any permitted assignee of Dealer.

(j) Transfer and Assignment. Either party may transfer any of its rights or obligations under the Transaction pursuant to Section 7 of the Agreement. In addition, Dealer may transfer or assign its rights and obligations hereunder and under the Agreement, in whole or in part, at any time to any person or entity with the prior consent of Issuer, which consent shall not be unreasonably withheld or delayed. If (i) at any time an Excess Ownership Position exists, or a Hedging Disruption has occurred and is continuing, and if Dealer, in its discretion, is unable (including, without limitation, by virtue of the absence of an Issuer consent) to effect a transfer or assignment to a third party after using its commercially reasonable efforts on pricing terms reasonably acceptable to Dealer and within a time period reasonably acceptable to Dealer such that an Excess Ownership Position or a Hedging Disruption, as the case may be, no longer exists or (ii) in cases other than an Excess Ownership Position or Hedging Disruption, (A) Issuer does not promptly (but in no event later than two Scheduled Trading Days following the date of the Dealer’s initial request for consent to a proposed transfer or assignment (the “Initial Request Date”)) notify Dealer as to whether or not it is providing its consent to such proposed transfer or assignment or (B) (1) Issuer does not promptly (but in no event later than two Scheduled Trading Days following the Initial Request Date) provide its consent to a proposed transfer or assignment by Dealer for any reason whatsoever, (2) Dealer has used good faith efforts to identify, on or prior to the third Scheduled Trading Day following the Initial Request Date, an alternative transferee or assignee on pricing and other terms reasonably acceptable to Dealer and (3) either Dealer does not, after using good faith efforts, timely identify such an alternative transferee or Issuer does not promptly (but in no event later than four Scheduled Trading Days following the Initial Request Date) provide its consent to a proposed transfer or assignment by Dealer to any identified alternative transferee or assignee for any reason whatsoever, then Dealer may designate any Scheduled Trading Day as an Early Termination Date with respect to a portion (the “Terminated Portion”) of the Transaction, (x) such that such Excess Ownership Position or Hedging Disruption, as the case may be, no longer exists or (y) that the Dealer proposed to transfer or assign. In the event that Dealer so designates an Early Termination Date with respect to a portion of the Transaction, a payment or delivery shall be made pursuant to Section 6 of the Agreement and Section 8(a) of this Confirmation as if (i) an Early Termination Date had been designated in respect of a Transaction having terms identical to the Terminated Portion of the Transaction, (ii) Issuer shall be the sole Affected Party with respect to such partial termination, (iii) such portion of the Transaction shall be the only Terminated Transaction and (iv) the reference to “two Local Business Days” in Section 6(d)(ii) of the Agreement were replaced with “five Local Business Days”. “Excess Ownership Position” means any of the following: (i) the Equity Percentage exceeds 8.0%, (ii) the Warrant Equity Percentage exceeds 14.5% or (iii) Dealer or any “affiliate” or “associate” of Dealer would own in excess of 13% of the outstanding Shares for purposes of Section 203 of the Delaware General Corporation Law. The “Equity Percentage” as of any day is the fraction, expressed as a percentage, (A) the numerator of which is the number of Shares that Dealer and any of its affiliates or any other person subject to aggregation with Dealer, for purposes of the “beneficial ownership” test under Section 13 of the Exchange Act, or of any “group” (within the meaning of Section 13) of which Dealer is or may be deemed to be a part, beneficially owns (within the meaning of Section 13 of the Exchange Act) on such day and (B) the denominator of which is the number of Shares outstanding on such day. The “Warrant Equity Percentage” as of any day is the fraction, expressed as a percentage, of (A) the product of (x) the Number of Warrants and (y) the Warrant Entitlement divided by (B) the number of Shares outstanding on such day.

(k) Disclosure. Effective from the date of commencement of discussions concerning the Transaction, Issuer and each of its employees, representatives, or other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to Issuer relating to such tax treatment and tax structure.

(l) Designation by Dealer. Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing Dealer to purchase, sell, receive or deliver any Shares or other securities to or from Issuer, Dealer may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform Dealer obligations in respect of the Transaction and any such designee may assume such obligations. Dealer shall be discharged of its obligations to Issuer to the extent of any such performance.

(m) Additional Termination Events. The occurrence of any of the following shall constitute an Additional Termination Event with respect to which the Transaction shall be the sole Affected Transaction and Issuer shall be the sole Affected Party; provided that with respect to any Additional Termination Event, Dealer may choose to treat part of the Transaction as the sole Affected Transaction, and, upon the termination of the Affected Transaction, a Transaction with terms identical to those set forth herein except with a Number of Warrants equal to the unaffected number of Warrants shall be treated for all purposes as the Transaction, which shall remain in full force and effect:

(i) Dealer reasonably determines that it is advisable to terminate a portion of the Transaction so that Dealer’s related hedging activities will comply with applicable securities laws, rules or regulations;

(ii) any Person (as defined below) or “group” (within the meaning of Section 13(d) of the Exchange Act), other than Issuer or its subsidiaries, files a Schedule TO or any schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of more than 50% of the voting power of all shares of Issuer’s capital stock entitled to vote generally in elections of directors;

(iii) consummation of any binding share exchange, consolidation or merger of Issuer pursuant to which the Shares will be converted into cash, securities or other property or any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of Issuer and its subsidiaries, taken as a whole, to any Person other than one of Issuer’s subsidiaries, other than any transaction pursuant to which holders of the Issuer’s capital stock immediately prior to the transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock entitled to vote generally in elections of directors of the continuing or surviving or successor person immediately after giving effect to such issuance;

(iv) continuing directors cease to constitute at least a majority of the Issuer’s board of directors;

(v) Issuer’s stockholders approve any plan or proposal for liquidation or dissolution of Issuer; or

(vi) the Shares cease to be listed on a U.S. national or regional securities exchange.

Notwithstanding the foregoing, a transaction or transactions set forth in clause (ii) or (iii) above will not constitute an Additional Termination Event if at least 90% of the consideration paid for the Shares (excluding cash payments for fractional shares) in such transaction or transactions otherwise constituting an Additional Termination Event consists of shares of common stock traded on any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or any of their respective successors) (or will be so traded or quoted immediately following the completion of such transaction or transactions).

“Person” includes any syndicate or group that would be deemed to be a “person” under Section 13(d)(3) of the Exchange Act.

“Continuing Director” means a director who either was a member of Issuer’s board of directors on the Trade Date or who becomes a member of the board of directors subsequent to that date and whose election, appointment or nomination for election by Issuer’s stockholders is duly approved by a majority of the continuing directors on Issuer’s board of directors at the time of such approval, either by a specific vote or by approval of the proxy statement issued by Issuer on behalf of the entire board of directors in which such individual is named as nominee for director.

(n) Netting and Set-off. Notwithstanding any provision of the Agreement (including without limitation Section 6(f) thereof) and this Confirmation (including without limitation this Section 8(n)) or any other agreement between the parties to the contrary, (A) neither party shall net or set off its obligations under the Transaction, if any, against its rights against the other party under any other transaction or instrument, provided that either party may net and set off any rights of Dealer against Issuer arising under the Transaction only against obligations of Dealer to Issuer arising under any transaction or instrument if such transaction or instrument does not convey rights to Dealer senior to the claims of common stockholders in the event of Issuer’s bankruptcy and (B) in the event of the bankruptcy or liquidation of Issuer, neither party shall have the right to set off any obligation that it may have to the other party under the Transaction against any obligation such other party may have to it under the Agreement, this Confirmation or any other agreement between the parties hereto, by operation of law or otherwise. The relevant party will give notice to the other party of any netting or set off effected under this provision.

(o) Effectiveness. If, prior to the Effective Date, Dealer reasonably determines that it is advisable to cancel the Transaction because of concerns that Dealer’s related hedging activities could be viewed as not complying with applicable securities laws, rules or regulations, the Transaction shall be cancelled and shall not become effective, and neither party shall have any obligation to the other party in respect of the Transaction.

(p) Miscellaneous.

(A) Issuer and, on behalf of Dealer, Agent, each is aware of and agrees to be bound by the rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to option trading and is aware of and agrees not to violate, either alone or in concert with others, the position or exercise limits established by the FINRA. Notwithstanding the foregoing, nothing herein shall constitute a submission to the jurisdiction of the FINRA, including its arbitration provisions, by Issuer or Dealer.

(B) The time of dealing will be confirmed by Dealer upon written request. The Agent will furnish to Issuer upon written request a statement as to the source and amount of any remuneration received or to be received by the Agent in connection with the Transaction. Dealer is regulated by the Financial Services Authority.

(C) Dealer is acting for its own account in respect of this Transaction and has instructed the Agent to act as its agent pursuant to instructions of Dealer.

(D) Each of the parties hereto understands and acknowledges that the Transaction has not and will not be registered under the Securities Act.

(q) Waiver of Trial by Jury. EACH OF ISSUER AND BUYER HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE TRANSACTION OR THE ACTIONS OF BUYER OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(r) Governing Law. THIS CONFIRMATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement with respect to the Transaction by executing this Confirmation and returning it to us by facsimile marked for the attention of Equity Derivatives Incoming Team, OTC Transaction Management, on +44 (020) 7516 8226. If you have any queries regarding the content of the Confirmation, please do not hesitate to contact us on +44 (020) 7773 0034 or via e-mail address: EquityDerivsIncoming@barcap.com. Your failure to respond to this Confirmation shall not affect the validity or enforceability of this Transaction against you.

Yours sincerely,

For and on behalf of:

BARCLAYS CAPITAL INC.,

as Agent for BARCLAYS BANK PLC

By:

Name:

Authorised Signatory

Confirmed as of the
date first above written:

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

By: /s/ David Wilson
Name: David Wilson
Title: Senior Vice President and
Chief Financial Officer

ANNEX A

For each Component of the Transaction, the Number of Warrants and Expiration Date is set forth below.

Component Number	Number of Warrants	Expiration Date
1.	40,366	May 30, 2013
2.	40,366	May 31, 2013
3.	40,366	June 3, 2013
4.	40,366	June 4, 2013
5.	40,366	June 5, 2013
6.	40,366	June 6, 2013
7.	40,366	June 7, 2013
8.	40,366	June 10, 2013
9.	40,366	June 11, 2013
10.	40,366	June 12, 2013
11.	40,366	June 13, 2013
12.	40,366	June 14, 2013
13.	40,366	June 17, 2013
14.	40,366	June 18, 2013
15.	40,366	June 19, 2013
16.	40,366	June 20, 2013
17.	40,366	June 21, 2013
18.	40,366	June 24, 2013
19.	40,366	June 25, 2013
20.	40,366	June 26, 2013
21.	40,366	June 27, 2013
22.	40,366	June 28, 2013
23.	40,366	July 1, 2013
24.	40,366	July 2, 2013
25.	40,366	July 3, 2013
26.	40,366	July 5, 2013
27.	40,366	July 8, 2013
28.	40,366	July 9, 2013
29.	40,366	July 10, 2013
30.	40,366	July 11, 2013
31.	40,366	July 12, 2013
32.	40,366	July 15, 2013
33.	40,366	July 16, 2013
34.	40,366	July 17, 2013
35.	40,366	July 18, 2013
36.	40,366	July 19, 2013
37.	40,366	July 22, 2013
38.	40,366	July 23, 2013
39.	40,366	July 24, 2013
40.	40,366	July 25, 2013
41.	40,366	July 26, 2013
42.	40,366	July 29, 2013
43.	40,366	July 30, 2013
44.	40,366	July 31, 2013
45.	40,366	August 1, 2013
46.	40,366	August 2, 2013
47.	40,366	August 5, 2013
48.	40,366	August 6, 2013
49.	40,366	August 7, 2013
50.	40,366	August 8, 2013
51.	40,366	August 9, 2013
52.	40,366	August 12, 2013
53.	40,366	August 13, 2013
54.	40,366	August 14, 2013
55.	40,366	August 15, 2013
56.	40,366	August 16, 2013
57.	40,366	August 19, 2013
58.	40,366	August 20, 2013
59.	40,366	August 21, 2013
60.	40,366	August 22, 2013
61.	40,366	August 23, 2013
62.	40,366	August 26, 2013
63.	40,366	August 27, 2013
64.	40,366	August 28, 2013
65.	40,366	August 29, 2013
66.	40,366	August 30, 2013
67.	40,366	September 3, 2013
68.	40,366	September 4, 2013
69.	40,366	September 5, 2013
70.	40,366	September 6, 2013
71.	40,366	September 9, 2013
72.	40,366	September 10, 2013
73.	40,366	September 11, 2013
74.	40,366	September 12, 2013
75.	40,366	September 13, 2013
76.	40,366	September 16, 2013
77.	40,366	September 17, 2013
78.	40,366	September 18, 2013
79.	40,366	September 19, 2013
80.	40,366	September 20, 2013
81.	40,366	September 23, 2013
82.	40,366	September 24, 2013
83.	40,366	September 25, 2013
84.	40,366	September 26, 2013
85.	40,366	September 27, 2013
86.	40,366	September 30, 2013
87.	40,366	October 1, 2013
88.	40,366	October 2, 2013
89.	40,366	October 3, 2013
90.	40,366	October 4, 2013
91.	40,366	October 7, 2013
92.	40,366	October 8, 2013
93.	40,366	October 9, 2013
94.	40,366	October 10, 2013
95.	40,366	October 11, 2013
96.	40,366	October 14, 2013
97.	40,366	October 15, 2013
98.	40,366	October 16, 2013
99.	40,366	October 17, 2013
100.	40,366	October 18, 2013
101.	40,366	October 21, 2013
102.	40,366	October 22, 2013
103.	40,366	October 23, 2013
104.	40,366	October 24, 2013
105.	40,366	October 25, 2013
106.	40,366	October 28, 2013
107.	40,366	October 29, 2013
108.	40,366	October 30, 2013
109.	40,366	October 31, 2013
110.	40,366	November 1, 2013
111.	40,366	November 4, 2013
112.	40,366	November 5, 2013
113.	40,366	November 6, 2013
114.	40,366	November 7, 2013
115.	40,366	November 8, 2013
116.	40,366	November 11, 2013
117.	40,366	November 12, 2013
118.	40,366	November 13, 2013
119.	40,366	November 14, 2013
120.	40,283	November 15, 2013

ANNEX B

The Strike Price, Premium and Final Disruption Date for the Transaction are set forth below.

Strike Price:	USD16.422
Premium:	USD4,926,250.00
Final Disruption Date:November 27, 2013.
To: From:	April 4, 2008
Alaska Communications Systems Group, Inc.
600 Telephone Ave.
Anchorage, Alaska 99503
Attn:David Wilson
Telephone:907-297-3000
Facsimile:907-297-3052
Bank of America, N.A.
c/o Banc of America Securities LLC
9 West 57th Street
New York, NY 10019
Attn: John Servidio
Telephone:212-847-6527
Facsimile:212-230-8610
Re:	Issuer Warrant Transaction (Transaction Reference Number: NY-34146)

Ladies and Gentlemen:

The purpose of this communication (this “Confirmation”) is to set forth the terms and conditions of the above-referenced transaction entered into on the Trade Date specified below, as amended on April 4, 2008 (the “Transaction”), between Bank of America, N.A. (“Dealer”) and Alaska Communications Systems Group, Inc. (“Issuer”). This communication constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below.

5. This Confirmation is subject to, and incorporates, the definitions and provisions of the 2006 ISDA Definitions (the “2006 Definitions”) and the definitions and provisions of the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”, and together with the 2006 Definitions, the “Definitions”), in each case as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). In the event of any inconsistency between the 2006 Definitions and the Equity Definitions, the Equity Definitions will govern. For purposes of the Equity Definitions, each reference herein to a Warrant shall be deemed to be a reference to a Call Option or an Option, as context requires.

This Confirmation evidences a complete and binding agreement between Dealer and Issuer as to the terms of the Transaction to which this Confirmation relates. This Confirmation shall supplement, form a part of, and be subject to, an agreement in the form of the ISDA 2002 Master Agreement (the “Agreement”), as if Dealer and Issuer had executed an agreement in such form (without any Schedule but with the elections set forth in this Confirmation) on the Trade Date. For the avoidance of doubt, the Transaction shall be the only transaction under the Agreement.

All provisions contained in, or incorporated by reference to, the Agreement will govern this Confirmation except as expressly modified herein. In the event of any inconsistency between this Confirmation and either the Definitions or the Agreement, this Confirmation shall govern.

6. The Transaction is a Warrant Transaction, which shall be considered a Share Option Transaction for purposes of the Equity Definitions. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:
Trade Date:	April 2, 2008.

Effective Date: April 8, 2008, or such other date as agreed between the parties, subject to Section 8(o) below.

Components: The Transaction will be divided into individual Components, each with the terms set forth in this Confirmation, and, in particular, with the Number of Warrants and Expiration Date set forth in this Confirmation. The payments and deliveries to be made upon settlement of the Transaction will be determined separately for each Component as if each Component were a separate Transaction under the Agreement.

Warrant Style: Warrant Type: Seller: Buyer:	European. Call. Issuer. Dealer.

Shares: The Common Stock of Issuer, par value USD0.01 per share (Ticker Symbol: “ALSK”).

Number of Warrants: For each Component, as provided in Annex A to this Confirmation.

Warrant Entitlement: Strike Price:	One Share per Warrant. As provided in Annex B to this Confirmation.

Premium:	As provided in Annex B to this Confirmation.

Premium Payment Date:	The Effective Date.

Exchange: The NASDAQ Global Select Market of the Nasdaq Stock Market, Inc.

Related Exchange:	All Exchanges.
Procedures for Exercise:
In respect of any Component:
Expiration Time:	Valuation Time.

Expiration Date: As provided in Annex A to this Confirmation (or, if such date is not a Scheduled Trading Day, the next following Scheduled Trading Day that is not already an Expiration Date for another Component); provided that if that date is a Disrupted Day, the Expiration Date for such Component shall be the first succeeding Scheduled Trading Day that is not a Disrupted Day and is not or is not deemed to be an Expiration Date in respect of any other Component of the Transaction hereunder; and provided further that if the Expiration Date has not occurred pursuant to the preceding proviso as of the Final Disruption Date, the Final Disruption Date shall be the Expiration Date (irrespective of whether such date is an Expiration Date occurring on the Final Disruption Date in respect of any other Component for the Transaction) and, notwithstanding anything to the contrary in this Confirmation or the Equity Definitions, the Relevant Price for the Expiration Date shall be the prevailing market value per Share determined by the Calculation Agent in a commercially reasonable manner. Notwithstanding the foregoing and anything to the contrary in the Equity Definitions, if a Market Disruption Event occurs on any Expiration Date, the Calculation Agent may determine that such Expiration Date is a Disrupted Day only in part, in which case the Calculation Agent shall make adjustments to the number of Warrants for the relevant Component for which such day shall be the Expiration Date and shall designate the Scheduled Trading Day determined in the manner described in the immediately preceding sentence as the Expiration Date for the remaining Warrants for such Component. Section 6.6 of the Equity Definitions shall not apply to any Valuation Date occurring on an Expiration Date. “Final Disruption Date” has the meaning provided in Annex B to this Confirmation.

Market Disruption Event: Section 6.3(a) of the Equity Definitions is hereby amended by deleting the words “during the one hour period that ends at the relevant Valuation Time, Latest Exercise Time, Knock-in Valuation Time or Knock-out Valuation Time, as the case may be,” in clause (ii) thereof.

Section 6.3(d) of the Equity Definitions is hereby amended by deleting the remainder of the provision following the term “Scheduled Closing Time” in the fourth line thereof.

Automatic Exercise: Applicable; and means that the Number of Warrants for each Component will be deemed to be automatically exercised at the Expiration Time on the Expiration Date for such Component unless Dealer notifies Seller (by telephone or in writing) prior to the Expiration Time on the Expiration Date that it does not wish Automatic Exercise to occur, in which case Automatic Exercise will not apply.

Issuer’s Telephone Number and Telex and/or Facsimile Number and Contact Details for purpose of Giving Notice:	To be provided by Issuer.
Settlement Terms:
In respect of any Component:
Settlement Currency:	USD.

Net Share Settlement: On each Settlement Date, Issuer shall deliver to Dealer a number of Shares equal to the Number of Shares to be Delivered for such Settlement Date to the account specified by Dealer and cash in lieu of any fractional shares valued at the Relevant Price on the Valuation Date corresponding to such Settlement Date.

Number of Shares to be Delivered: In respect of any Exercise Date, subject to the last sentence of Section 9.5 of the Equity Definitions, the product of (i) the number of Warrants exercised or deemed exercised on such Exercise Date, (ii) the Warrant Entitlement and (iii) (A) the excess, if any, of the Relevant Price on the Valuation Date occurring on such Exercise Date over the Strike Price divided by (B) such Relevant Price.

The Number of Shares to be Delivered shall be delivered by Issuer to Dealer no later than 12:00 noon (local time in New York City) on the relevant Settlement Date.

Relevant Price: For any Valuation Date, the Rule 10b-18 dollar volume weighted average price per Share for such Valuation Date based on transactions executed during such Valuation Date, as reported on Bloomberg Page “ALSK.UQ <Equity> AQR SEC” (or any successor thereto) or, in the event such price is not so reported on such Valuation Date for any reason, as reasonably determined by the Calculation Agent.

Other Applicable Provisions: The provisions of Sections 9.1(c), 9.8, 9.9, 9.10, 9.11 (except that the Representation and Agreement contained in Section 9.11 of the Equity Definitions shall be modified by excluding any representations therein relating to restrictions, obligations, limitations or requirements under applicable securities laws as a result of the fact that Seller is the Issuer of the Shares) and 9.12 of the Equity Definitions will be applicable as if “Physical Settlement” applied to the Transaction.

Adjustments:
In respect of any Component:
Method of Adjustment:	Calculation Agent Adjustment.

Extraordinary Dividend: Any dividend or distribution (i) that has an ex-dividend date occurring after the Trade Date and on or prior to the Expiration Date and (ii) the amount or value of which differs from the Ordinary Dividend Amount for such dividend or distribution, as determined by the Calculation Agent.

Ordinary Dividend Amount: USD 0.215 per quarter.

Extraordinary Events:

New Shares: In the definition of New Shares in Section 12.1(i) of the Equity Definitions, (a) the text in clause (i) thereof shall be deleted in its entirety (including the word “and” following clause (i)) and replaced with “publicly quoted, traded or listed on any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or their respective successors),” and (b) the phrase “and (iii) of an entity or person organized under the laws of the United States, any State thereof or the District of Columbia” shall be inserted immediately prior to the period.

Consequences of Merger Events:
(a) (b) (c) Tender Offer:	Share-for-Share: Share-for-Other: Share-for-Combined:	Modified Calculation Agent Adjustment. Cancellation and Payment (Calculation Agent Determination). Cancellation and Payment (Calculation Agent Determination). Applicable.
Consequences of Tender Offers:
(a)	Share-for-Share:	Modified Calculation Agent Adjustment.

(b)	Share-for-Other: Cancellation and Payment (Calculation Agent Determination) on that portion of the Other Consideration that consists of cash; Modified Calculation Agent Adjustment on the remainder of the Other Consideration.

(c)	Share-for-Combined: Modified Calculation Agent Adjustment.

Modified Calculation

Agent Adjustment: If, in respect of any Merger Event or Tender Offer to which Modified Calculation Agent Adjustment applies, the adjustments to be made in accordance with Section 12.2(e)(i) or Section 12.3(d)(i), as the case may be, of the Equity Definitions would result in Issuer being different from the issuer of the Shares, then with respect to such Merger Event or Tender Offer, as a condition precedent to the adjustments contemplated in Section 12.2(e)(i) or Section 12.3(d)(i), as the case may be, of the Equity Definitions, Issuer and the issuer of the Shares shall, prior to the Merger Date or Tender Offer, as the case may be, have entered into such documentation containing representations, warranties and agreements relating to securities law and other issues as requested by Dealer that Dealer has determined, in its reasonable discretion, to be reasonably necessary or appropriate to allow Dealer to continue as a party to the Transaction, as adjusted under Section 12.2(e)(i) or Section 12.3(d)(i), as the case may be, of the Equity Definitions, and to preserve its hedging or hedge unwind activities in connection with the Transaction in a manner compliant with applicable legal, regulatory or self-regulatory requirements, or with related policies and procedures applicable to Dealer, and if such conditions are not met or if the Calculation Agent determines that no adjustment that it could make under Section 12.2(e)(i) or Section 12.3(d)(i), as the case may be, of the Equity Definitions will produce a commercially reasonable result, then the consequences set forth in Section 12.2(e)(ii) or Section 12.3(d)(ii), as the case may be, of the Equity Definitions shall apply.

Nationalization, Insolvency

•	r Delisting: Cancellation and Payment (Calculation Agent Determination); provided that in addition to the provisions of Section 12.6(a)(iii) of the Equity Definitions, it shall also constitute a Delisting if the Exchange is located in the United States and the Shares are not immediately re-listed, re-traded or re-quoted on any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or their respective successors); if the Shares are immediately re-listed, re-traded or re-quoted on any such exchange or quotation system, such exchange or quotation system shall thereafter be deemed to be the Exchange.

Additional Disruption Events:
Acknowledgments:	(a)Change in Law:
(b)Failure to Deliver:
(c)Insolvency Filing:
(d)Hedging Disruption:
(e) Increased Cost of Hedging:
(f) Loss of Stock Borrow:
Maximum Stock Loan Rate:
(g) Increased Cost of Stock Borrow:
Initial Stock Loan Rate:
Hedging Party:
Determining Party:

Applicable.
Not Applicable.
Applicable.
Applicable.
Applicable.
Applicable.
100 basis points per annum.
Applicable.
50 basis points per annum.
Dealer for all applicable Additional Disruption Events.
Dealer for all applicable Additional Disruption Events.

Non-Reliance:		Applicable.
Agreements and Acknowledgments
Regarding Hedging Activities:		Applicable.
Additional Acknowledgments:		Applicable.
7.	Calculation Agent:	Dealer.

8. Account Details:

Dealer Payment Instructions: Issuer Payment Instructions:	Bank of America New York, NY SWIFT: BOFAUS65 Bank Routing: 026-009-593 Account Name: Bank of America Account No.: 0012333-34172 First National Bank Alaska

ABA: 125 200 060
Account Name: Alaska Communications Systems

Account No.: 1512 540 4

5. Offices:

The Office of Dealer for the Transaction is:
Bank of America, N.A.
c/o Banc of America Securities LLC
9 West 57th Street, 40th Floor
New York, NY 10019 Attention:	John Servidio
Telephone:	212-847-6527
Facsimile:	212-230-8610

The Office of Issuer for the Transaction is: Not applicable.

6. Notices: For purposes of this Confirmation:

(a) Address for notices or communications to Issuer:

To:	Alaska Communications Systems Group, Inc.
600 Telephone Ave.
Anchorage, Alaska 99503
Attn:	David Wilson
Telephone:	907-297-3000
Facsimile:	907-297-3052

(b) Address for notices or communications to Dealer:

To: Bank of America, N.A.

c/o Banc of America Securities LLC
9 West 57th Street, 40th Floor
New York, NY 10019 Attn:	John Servidio
Telephone:	212-847-6527
Facsimile:	212-230-8610

7. Representations, Warranties and Agreements:

(a) In addition to the representations and warranties in the Agreement and those contained elsewhere herein, Issuer represents and warrants to and for the benefit of, and agrees with, Dealer as follows:

(i) On the Trade Date, and as of the date of any election by Issuer of the Share Termination Alternative under (and as defined in) Section 8(a) below, none of Issuer and its officers and directors is aware of any material nonpublic information regarding Issuer or the Shares. On the Trade Date, each of Issuer’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are required to be filed from and including the ending date of Issuer’s most recent prior fiscal year have been filed.

(ii) Without limiting the generality of Section 13.1 of the Equity Definitions, Issuer acknowledges that Dealer is not making any representations or warranties with respect to the treatment of the Transaction under FASB Statements 128, 133, 149 (each as amended), or 150, EITF Issue No. 00-19, 01-6, 03-6 or 07-5 (or any successor issue statements), under FASB’s Liabilities & Equity Project or under any other accounting guidance.

(iii) Prior to the Trade Date, Issuer shall deliver to Dealer a resolution of Issuer’s board of directors authorizing the Transaction and such other certificate or certificates as Dealer shall reasonably request.

(iv) Issuer is not entering into this Confirmation to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for Shares) or otherwise in violation of the Exchange Act.

(v) Issuer is not, and after giving effect to the transactions contemplated hereby will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(vi) On the Trade Date (A) the assets of Issuer at their fair valuation exceed the liabilities of Issuer, including contingent liabilities, (B) the capital of Issuer is adequate to conduct the business of Issuer and (C) Issuer has the ability to pay its debts and obligations as such debts mature and does not intend to, or does not believe that it will, incur debt beyond its ability to pay as such debts mature.

(vii) Issuer shall not take any action to decrease the number of Available Shares below the Capped Number (each as defined below).

(viii) Issuer understands no obligations of Dealer to it hereunder will be entitled to the benefit of deposit insurance and that such obligations will not be guaranteed by any Affiliate of Dealer or any governmental agency.

(ix) (A) During the period starting on the first Expiration Date and ending on the last Expiration Date (the “Settlement Period”), the Shares or securities that are convertible into, or exchangeable or exercisable for Shares, are not, and shall not be, subject to a “restricted period,” as such term is defined in Regulation M under the Exchange Act (“Regulation M”) and (B) Issuer shall not engage in any “distribution,” as such term is defined in Regulation M, other than a distribution meeting the requirements of the exceptions set forth in sections 101(b)(10) and 102(b)(7) of Regulation M, until the second Exchange Business Day immediately following the Settlement Period.

(x) During the Settlement Period, neither Issuer nor any “affiliate” or “affiliated purchaser” (each as defined in Rule 10b-18 of the Exchange Act (“Rule 10b-18”)) shall directly or indirectly (including, without limitation, by means of any cash-settled or other derivative instrument) purchase, offer to purchase, place any bid or limit order that would effect a purchase of, or commence any tender offer relating to, any Shares (or an equivalent interest, including a unit of beneficial interest in a trust or limited partnership or a depository share) or any security convertible into or exchangeable or exercisable for Shares, except through Dealer.

(xi) The Shares of Issuer initially issuable upon exercise of the Warrant (the “Warrant Shares”) have been reserved for issuance by all required corporate action of Issuer. The Warrant Shares have been duly authorized and, when delivered against payment therefor (which may include Net Share Settlement in lieu of cash) and otherwise as contemplated by the terms of the Warrant following the exercise of the Warrant in accordance with the terms and conditions of the Warrant, will be validly issued, fully-paid and non-assessable, and the issuance of the Warrant Shares will not be subject to any preemptive or similar rights.

(b) Each of Dealer and Issuer agrees and represents that it is an “eligible contract participant” as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

(c) Each of Dealer and Issuer acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) thereof. Accordingly, Dealer represents and warrants to Issuer that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment, (ii) it is an “accredited investor” as that term is defined in Regulation D as promulgated under the Securities Act, (iii) it is entering into the Transaction for its own account without a view to the distribution or resale thereof and (iv) the assignment, transfer or other disposition of the Transaction has not been and will not be registered under the Securities Act and is restricted under this Confirmation, the Securities Act and state securities laws.

(d) Each of Dealer and Issuer agrees and acknowledges that Dealer is a “financial institution,” “swap participant” and “financial participant” within the meaning of Sections 101(22), 101(53C) and 101(22A) of Title 11 of the United States Code (the “Bankruptcy Code”). The parties hereto further agree and acknowledge (A) that this Confirmation is (i) a “securities contract,” as such term is defined in Section 741(7) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is a “termination value,” “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “settlement payment” within the meaning of Section 546 of the Bankruptcy Code, and (ii) a “swap agreement,” as such term is defined in Section 101(53B) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is a “termination value,” a “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “transfer” within the meaning of Section 546 of the Bankruptcy Code, and (B) that Dealer is entitled to the protections afforded by, among other sections, Sections 362(b)(6), 362(b)(17), 362(b)(27), 362(o), 546(e), 546(g), 546(j), 548(d)(2), 555, 560 and 561 of the Bankruptcy Code.

(e) Issuer shall deliver to Dealer an opinion of counsel, dated as of the Effective Date and reasonably acceptable to Dealer in form and substance, with respect to the matters set forth in Section 3(a) of the Agreement.

8. Other Provisions:

(a) Alternative Calculations and Payment on Early Termination and on Certain Extraordinary Events. If, subject to Section 8(m) below, Issuer shall owe Dealer any amount pursuant to Sections 12.2, 12.3, 12.6, 12.7 or 12.9 of the Equity Definitions (except in the event of an Insolvency, a Nationalization, a Tender Offer or a Merger Event, in each case, in which the consideration or proceeds to be paid to holders of Shares consists solely of cash) or pursuant to Section 6(d)(ii) of the Agreement (except in the event of an Event of Default in which Issuer is the Defaulting Party or a Termination Event in which Issuer is the Affected Party, that resulted from an event or events within Issuer’s control) (a “Payment Obligation”), Issuer shall have the right, in its sole discretion, to satisfy any such Payment Obligation by the Share Termination Alternative (as defined below) by giving irrevocable telephonic notice to Dealer, confirmed in writing within one Scheduled Trading Day, between the hours of 9:00 A.M. and 4:00 P.M. New York City time on the Merger Date, Tender Offer Date, Announcement Date, Early Termination Date or other date the Transaction is cancelled or terminated, as applicable (“Notice of Share Termination”), provided that if Issuer does not elect to satisfy its Payment Obligation by the Share Termination Alternative, Dealer shall have the right, in its sole discretion, to require Issuer to satisfy its Payment Obligation by the Share Termination Alternative, notwithstanding Issuer’s failure to elect or election to the contrary. Upon such Notice of Share Termination, the following provisions shall apply on the Scheduled Trading Day immediately following the Merger Date, the Tender Offer Date, Announcement Date, Early Termination Date or other date the Transaction is cancelled or terminated, as applicable:

Share Termination Alternative: Share Termination Delivery Property: Share Termination Unit Price: Share Termination Delivery Unit: Failure to Deliver: Other applicable provisions:	Applicable and means that Issuer shall
deliver to Dealer the Share Termination
Delivery Property on the date on which the
Payment Obligation would otherwise be due
pursuant to Section 12.7 or 12.9 of the
Equity Definitions or Section 6(d)(ii) of
the Agreement, as applicable (the “Share
Termination Payment Date”), in satisfaction
of the Payment Obligation.

A number of Share Termination Delivery
Units, as calculated by the Calculation
Agent, equal to the Payment Obligation
divided by the Share Termination Unit Price.
The Calculation Agent shall adjust the
Share Termination Delivery Property by
replacing any fractional portion of a
security therein with an amount of cash
equal to the value of such fractional
security based on the values used to
calculate the Share Termination Unit Price.
The value of property contained in one Share
Termination Delivery Unit on the date such
Share Termination Delivery Units are to be
delivered as Share Termination Delivery
Property, as determined by the Calculation
Agent in its discretion by commercially
reasonable means and notified by the
Calculation Agent to Issuer at the time of
notification of the Payment Obligation.
In the case of a Termination Event, Event of
Default, Delisting or Additional Disruption
Event, one Share or, in the case of an
Insolvency, Nationalization, Merger Event or
Tender Offer, a unit consisting of the
number or amount of each type of property
received by a holder of one Share (without
consideration of any requirement to pay cash
or other consideration in lieu of fractional
amounts of any securities) in such
Insolvency, Nationalization, Merger Event or
Tender Offer. If such Insolvency,
Nationalization, Merger Event or Tender
Offer involves a choice of consideration to
be received by holders, such holder shall be
deemed to have elected to receive the
maximum possible amount of cash.
Applicable.
If Share Termination Alternative is
applicable, the provisions of Sections 9.8,
9.9, 9.10, 9.11 (except that the
Representation and Agreement contained in
Section 9.11 of the Equity Definitions shall
be modified by excluding any representations
therein relating to restrictions,
obligations, limitations or requirements
under applicable securities laws as a result
of the fact that Seller is the Issuer of the
Shares) and 9.12 of the Equity Definitions
will be applicable as if “Physical
Settlement” applied to the Transaction,
except that all references to “Shares” shall
be read as references to “Share Termination
Delivery Units”.

(b) Registration/Private Placement Procedures. (i) If, in the reasonable judgment of Dealer, for any reason, any Shares or any securities of Issuer or its affiliates comprising any Share Termination Delivery Units deliverable to Dealer hereunder (any such Shares or securities, “Delivered Securities”) would not be immediately freely transferable by Dealer under Rule 144 under the Securities Act, then the provisions set forth in this Section 8(b) shall apply. At the election of Issuer by notice to Dealer within one Scheduled Trading Day after the relevant delivery obligation arises, but in any event at least one Scheduled Trading Day prior to the date on which such delivery obligation is due, either (A) all Delivered Securities delivered by Issuer to Dealer shall be, at the time of such delivery, covered by an effective registration statement of Issuer for immediate resale by Dealer (such registration statement and the corresponding prospectus (the “Prospectus”) (including, without limitation, any sections describing the plan of distribution) in form and content commercially reasonably satisfactory to Dealer) or (B) Issuer shall deliver additional Delivered Securities so that the value of such Delivered Securities, as determined by the Calculation Agent to reflect an appropriate liquidity discount, equals the value of the number of Delivered Securities that would otherwise be deliverable if such Delivered Securities were freely tradeable (without prospectus delivery) upon receipt by Dealer (such value, the “Freely Tradeable Value”); provided that Issuer may not make the election described in this clause (B) if, on the date of its election, it has taken, or caused to be taken, any action that would make unavailable either the exemption pursuant to Section 4(2) of the Securities Act for the delivery by Issuer to Dealer (or any affiliate designated by Dealer) of the Delivered Securities or the exemption pursuant to Section 4(1) or Section 4(3) of the Securities Act for resales of the Delivered Securities by Dealer (or any such affiliate of Dealer). (For the avoidance of doubt, as used in this paragraph (b) only, the term “Issuer” shall mean the issuer of the relevant securities, as the context shall require.)

(ii) If Issuer makes the election described in clause (b)(i)(A) above:

(A) Dealer (or an Affiliate of Dealer designated by Dealer) shall be afforded a reasonable opportunity to conduct a due diligence investigation with respect to Issuer that is customary in scope for underwritten offerings of equity securities and that yields results that are commercially reasonably satisfactory to Dealer or such Affiliate, as the case may be, in its discretion; and

(B) Dealer (or an Affiliate of Dealer designated by Dealer) and Issuer shall enter into an agreement (a “Registration Agreement”) on commercially reasonable terms in connection with the public resale of such Delivered Securities by Dealer or such Affiliate substantially similar to underwriting agreements customary for underwritten offerings of equity securities, in form and substance commercially reasonably satisfactory to Dealer or such Affiliate and Issuer, which Registration Agreement shall include, without limitation, provisions substantially similar to those contained in such underwriting agreements relating to the indemnification of, and contribution in connection with the liability of, Dealer and its Affiliates and Issuer, shall provide for the payment by Issuer of reasonable expenses in connection with such resale, including all registration costs and reasonable fees and expenses of counsel for Dealer, and shall provide for the delivery of accountants’ “comfort letters” to Dealer or such Affiliate with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

(iii) If Issuer makes the election described in clause (b)(i)(B) above:

(A) Dealer (or an Affiliate of Dealer designated by Dealer) and any potential institutional purchaser of any such Delivered Securities from Dealer or such Affiliate identified by Dealer shall be afforded a commercially reasonable opportunity to conduct a due diligence investigation in compliance with applicable law with respect to Issuer customary in scope for private placements of equity securities (including, without limitation, the right to have made available to them for inspection all financial and other records, pertinent corporate documents and other information reasonably requested by them);

(B) Dealer (or an Affiliate of Dealer designated by Dealer) and Issuer shall enter into an agreement (a “Private Placement Agreement”) on commercially reasonable terms in connection with the private placement of such Delivered Securities by Issuer to Dealer or such Affiliate and the private resale of such shares by Dealer or such Affiliate, substantially similar to private placement purchase agreements customary for private placements of equity securities, in form and substance commercially reasonably satisfactory to Dealer and Issuer, which Private Placement Agreement shall include, without limitation, provisions substantially similar to those contained in such private placement purchase agreements relating to the indemnification of, and contribution in connection with the liability of, Dealer and its Affiliates and Issuer, shall provide for the payment by Issuer of reasonable expenses in connection with such resale, including reasonable fees and expenses of counsel for Dealer, shall contain representations, warranties and agreements of Issuer reasonably necessary or advisable to establish and maintain the availability of an exemption from the registration requirements of the Securities Act for such resales, and shall use best efforts to provide for the delivery of accountants’ “comfort letters” to Dealer or such Affiliate with respect to the financial statements and certain financial information contained in or incorporated by reference into the offering memorandum prepared for the resale of such Shares;

(C) Issuer agrees that any Delivered Securities so delivered to Dealer, (i) may be transferred by and among Dealer and its Affiliates, and Issuer shall effect such transfer without any further action by Dealer and (ii) after the minimum “holding period” within the meaning of Rule 144(d) under the Securities Act has elapsed with respect to such Delivered Securities, Issuer shall promptly remove, or cause the transfer agent for such Shares or securities to remove, any legends referring to any such restrictions or requirements from such Delivered Securities upon delivery by Dealer (or such Affiliate of Dealer) to Issuer or such transfer agent of any seller’s and broker’s representation letters customarily delivered by Dealer in connection with resales of restricted securities pursuant to Rule 144 under the Securities Act, without any further requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document, any transfer tax stamps or payment of any other amount or any other action by Dealer (or such affiliate of Dealer); and

(D) Issuer shall not take, or cause to be taken, any action that would make unavailable either the exemption pursuant to Section 4(2) of the Securities Act for the sale by Issuer to Dealer (or any affiliate designated by Dealer) of the Shares or Share Termination Delivery Units, as the case may be, or the exemption pursuant to Section 4(1) or Section 4(3) of the Securities Act for resales of the Shares or Share Termination Delivery Units, as the case may be, by Dealer (or any such affiliate of Dealer).

(c) Make-whole. If Issuer makes the election described in clause (b)(i)(B) of paragraph (b) of this Section 8, then Dealer or its affiliate may sell such Shares or Share Termination Delivery Units, as the case may be, during a period (the “Resale Period”) commencing on the Exchange Business Day following delivery of such Shares or Share Termination Delivery Units, as the case may be (which sale shall be conducted in a commercially reasonable manner), and ending on the Exchange Business Day on which Dealer completes the sale of all such Shares or Share Termination Delivery Units, as the case may be, or a sufficient number of Shares or Share Termination Delivery Units, as the case may be, so that the realized net proceeds of such sales exceed the Freely Tradeable Value (such amount of the Freely Tradeable Value, the “Required Proceeds”). If any of such delivered Shares or Share Termination Delivery Units remain after such realized net proceeds exceed the Required Proceeds, Dealer shall return such remaining Shares or Share Termination Delivery Units to Issuer. If the Required Proceeds exceed the realized net proceeds from such resale, Issuer shall transfer to Dealer by the open of the regular trading session on the Exchange on the Exchange Business Day immediately following the last day of the Resale Period the amount of such excess (the “Additional Amount”) in cash or in a number of additional Shares or Share Termination Delivery Units, as the case may be (“Make-whole Shares”), in an amount that, based on the market value of such Make-whole Shares, as determined by the Calculation Agent, on the last day of the Resale Period, has a dollar value equal to the Additional Amount. The Resale Period shall continue to enable the sale of the Make-whole Shares in the manner contemplated by this Section 8(c). This provision shall be applied successively until the Additional Amount is equal to zero, subject to Section 8(e).

(d) Beneficial Ownership. Notwithstanding anything to the contrary in the Agreement or this Confirmation, in no event shall Dealer be entitled to receive, or shall be deemed to receive, any Shares in connection with this Transaction if, immediately upon giving effect to such receipt of such Shares (i) Dealer’s Beneficial Ownership would be equal to or greater than 8.0% of the outstanding Shares or (ii) Dealer or any “affiliate” or “associate” of Dealer, would be an “interested stockholder” of Issuer, as all such terms are defined in Section 203 of the Delaware General Corporation Law (each of clause (i) and (ii) above, an “Ownership Limitation”). If any delivery owed to Dealer hereunder is not made, in whole or in part, as a result of an Ownership Limitation, Dealer’s right to receive such delivery shall not be extinguished and Issuer shall make such delivery as promptly as practicable after, but in no event later than one Exchange Business Day after, Dealer gives notice to Issuer that such delivery would not result in any of such Ownership Limitations being breached. “Dealer’s Beneficial Ownership” means the “beneficial ownership” (within the meaning of Section 13 of the Exchange Act and the rules promulgated thereunder (collectively, “Section 13”) of Shares by Dealer, together with any affiliate or other person subject to aggregation with Dealer under Section 13, or by any “group” (within the meaning of Section 13) of which Dealer is or may be deemed to be a part. Notwithstanding anything in the Agreement or this Confirmation to the contrary, Dealer (or the affiliate designated by Dealer pursuant to Section 8(l) below) shall not become the record or beneficial owner, or otherwise have any rights as a holder, of any Shares that Dealer (or such affiliate) is not entitled to receive at any time pursuant to this Section 8(d), until such time as such Shares are delivered pursuant to this Section 8(d).

(e) Limitations on Settlement by Issuer. Notwithstanding anything herein or in the Agreement to the contrary, in no event shall Issuer be required to deliver Shares in connection with the Transaction in excess of 4,843,838 Shares (the “Capped Number”). Issuer represents and warrants (which shall be deemed to be repeated on each day that the Transaction is outstanding) that the Capped Number is equal to or less than the number of authorized but unissued Shares of the Issuer that are not reserved for future issuance in connection with transactions in the Shares (other than the Transaction) on the date of the determination of the Capped Number (such Shares, the “Available Shares”). In the event Issuer shall not have delivered the full number of Shares otherwise deliverable as a result of this Section 8(e) (the resulting deficit, the “Deficit Shares”), Issuer shall be continually obligated to deliver, from time to time until the full number of Deficit Shares have been delivered pursuant to this paragraph, Shares when, and to the extent, that (i) Shares are repurchased, acquired or otherwise received by Issuer or any of its subsidiaries after the Trade Date (whether or not in exchange for cash, fair value or any other consideration), (ii) authorized and unissued Shares reserved for issuance in respect of other transactions prior to such date which prior to the relevant date become no longer so reserved or (iii) Issuer additionally authorizes any unissued Shares that are not reserved for other transactions. Issuer shall immediately notify Dealer of the occurrence of any of the foregoing events (including the number of Shares subject to clause (i), (ii) or (iii) and the corresponding number of Shares to be delivered) and promptly deliver such Shares thereafter.

(f) Right to Extend. Dealer may postpone any Exercise Date or any other date of valuation or delivery with respect to some or all of the relevant Warrants (in which event the Calculation Agent shall make appropriate adjustments to the Number of Shares to be Delivered with respect to one or more Components), if Dealer determines, in its reasonable discretion, that such extension is reasonably necessary or appropriate to preserve Dealer’s hedging or hedge unwind activity hereunder in light of existing liquidity conditions or to enable Dealer to effect purchases of Shares in connection with its hedging, hedge unwind or settlement activity hereunder in a manner that would, if Dealer were Issuer or an affiliated purchaser of Issuer, be in compliance with applicable legal, regulatory or self-regulatory requirements, or with related policies and procedures applicable to Dealer.

(g) Equity Rights. Dealer acknowledges and agrees that this Confirmation is not intended to convey to it rights with respect to the Transaction that are senior to the claims of common stockholders in the event of Issuer’s bankruptcy. For the avoidance of doubt, the parties agree that the preceding sentence shall not apply at any time other than during Issuer’s bankruptcy to any claim arising as a result of a breach by Issuer of any of its obligations under this Confirmation or the Agreement. For the avoidance of doubt, the parties acknowledge that this Confirmation is not secured by any collateral that would otherwise secure the obligations of Issuer herein under or pursuant to any other agreement.

(h) Amendments to Equity Definitions and the Agreement. The following amendments shall be made to the Equity Definitions and to the Agreement:

(i) The first sentence of Section 11.2(c) of the Equity Definitions, prior to clause (A) thereof, is hereby amended to read as follows: ‘(c) If “Calculation Agent Adjustment” is specified as the Method of Adjustment in the related Confirmation of a Share Option Transaction, then following the announcement or occurrence of any Potential Adjustment Event, the Calculation Agent will determine whether such Potential Adjustment Event has a material effect on the theoretical value of the relevant Shares or options on the Shares and, if so, will (i) make appropriate adjustment(s), if any, to any one or more of:’ and, the portion of such sentence immediately preceding clause (ii) thereof is hereby amended by deleting the words “diluting or concentrative” and the words “(provided that no adjustments will be made to account solely for changes in volatility, expected dividends, stock loan rate or liquidity relative to the relevant Shares)” and replacing such latter phrase with the words “(and, for the avoidance of doubt, adjustments may be made to account solely for changes in volatility, expected dividends, stock loan rate or liquidity relative to the relevant Shares)”;

(ii) Section 11.2(a) and 11.2(e)(vii) of the Equity Definitions is hereby amended by deleting the words “diluting or concentrative” and replacing them with “material” and adding the phrase “or Warrants” at the end of the sentence;

(iii) Section 12.6(a)(ii) of the Equity Definitions is hereby amended by (1) deleting from the fourth line thereof the word “or” after the word “official” and inserting a comma therefor, and (2) deleting the semi-colon at the end of subsection (B) thereof and inserting the following words therefor “or (C) at Dealer’s option, the occurrence of any of the events specified in Section 5(a)(vii) (1) through (9) of the ISDA 2002 Master Agreement with respect to that Issuer;”

(iv) Section 12.9(b)(iv) of the Equity Definitions is hereby amended by:

(x) deleting (1) subsection (A) in its entirety, (2) the phrase “or (B)” following subsection (A) and (3) the phrase “in each case” after subsection (B); and

(y) deleting the phrase “neither the Non-Hedging Party nor the Lending Party lends Shares in the amount of the Hedging Shares or” in the penultimate sentence;

(v) Section 12.9(b)(v) of the Equity Definitions is hereby amended by:

(x) adding the word “or” immediately before subsection “(B)” and deleting the comma at the end of subsection (A); and

(y) (1) prior to the period at the end of subsection (C), adding the phrase “, subject to the Non-Hedging Party having entered into such documentation containing representations, warranties and agreements relating to securities law and other issues as requested by the Hedging Party that the Hedging Party has determined, in its reasonable discretion, to be reasonably necessary or appropriate to allow the Hedging Party to preserve its hedging or hedge unwind activities in connection with the Transaction in a manner compliant with applicable legal, regulatory or self-regulatory requirements, or with related policies and procedures applicable to the Hedging Party and (2) deleting clause (X) in the final sentence.

(i) Repurchase Notices. Issuer shall, on any day on which Issuer effects any repurchase of Shares, promptly give Dealer a written notice of such repurchase (a “Repurchase Notice”) on such day if, following such repurchase, the Notice Percentage as determined on such day is (A) greater than 6.0% and (B) greater by 0.5% than the Notice Percentage included in the immediately preceding Repurchase Notice (or, in the case of the first such Repurchase Notice, greater than the Notice Percentage as of the date hereof). The “Notice Percentage” as of any day is the fraction, expressed as a percentage, the numerator of which is the Number of Shares and the denominator of which is the number of Shares outstanding on such day. In the event that Issuer fails to provide Dealer with a Repurchase Notice on the day and in the manner specified in this Section 8(i) then Issuer agrees to indemnify and hold harmless Issuer, its affiliates and their respective directors, officers, employees, agents and controlling persons (Dealer and each such person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities (or actions in respect thereof), joint or several, to which such Indemnified Party may become subject under applicable securities laws, including without limitation, Section 16 of the Exchange Act, relating to or arising out of such failure. If for any reason the foregoing indemnification is unavailable to any Indemnified Party or insufficient to hold harmless any Indemnified Party, then Issuer shall contribute, to the maximum extent permitted by law, to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability. In addition, Issuer will reimburse any Indemnified Party for all reasonable expenses (including reasonable counsel fees and expenses) as they are incurred (after notice to Issuer) in connection with the investigation of, preparation for or defense or settlement of any pending or threatened claim or any action, suit or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto and whether or not such claim, action, suit or proceeding is initiated or brought by or on behalf of Issuer. This indemnity shall survive the completion of the Transaction contemplated by this Confirmation and any assignment and delegation of the Transaction made pursuant to this Confirmation or the Agreement shall inure to the benefit of any permitted assignee of Dealer.

(j) Transfer and Assignment. Either party may transfer any of its rights or obligations under the Transaction pursuant to Section 7 of the Agreement. In addition, Dealer may transfer or assign its rights and obligations hereunder and under the Agreement, in whole or in part, at any time to any person or entity with the prior consent of Issuer, which consent shall not be unreasonably withheld or delayed. If (i) at any time an Excess Ownership Position exists, or a Hedging Disruption has occurred and is continuing, and if Dealer, in its discretion, is unable (including, without limitation, by virtue of the absence of an Issuer consent) to effect a transfer or assignment to a third party after using its commercially reasonable efforts on pricing terms reasonably acceptable to Dealer and within a time period reasonably acceptable to Dealer such that an Excess Ownership Position or a Hedging Disruption, as the case may be, no longer exists or (ii) in cases other than an Excess Ownership Position or Hedging Disruption, (A) Issuer does not promptly (but in no event later than two Scheduled Trading Days following the date of the Dealer’s initial request for consent to a proposed transfer or assignment (the “Initial Request Date”)) notify Dealer as to whether or not it is providing its consent to such proposed transfer or assignment or (B) (1) Issuer does not promptly (but in no event later than two Scheduled Trading Days following the Initial Request Date) provide its consent to a proposed transfer or assignment by Dealer for any reason whatsoever, (2) Dealer has used good faith efforts to identify, on or prior to the third Scheduled Trading Day following the Initial Request Date, an alternative transferee or assignee on pricing and other terms reasonably acceptable to Dealer and (3) either Dealer does not, after using good faith efforts, timely identify such an alternative transferee or Issuer does not promptly (but in no event later than four Scheduled Trading Days following the Initial Request Date) provide its consent to a proposed transfer or assignment by Dealer to any identified alternative transferee or assignee for any reason whatsoever, then Dealer may designate any Scheduled Trading Day as an Early Termination Date with respect to a portion (the “Terminated Portion”) of the Transaction, (x) such that such Excess Ownership Position or Hedging Disruption, as the case may be, no longer exists or (y) that the Dealer proposed to transfer or assign. In the event that Dealer so designates an Early Termination Date with respect to a portion of the Transaction, a payment or delivery shall be made pursuant to Section 6 of the Agreement and Section 8(a) of this Confirmation as if (i) an Early Termination Date had been designated in respect of a Transaction having terms identical to the Terminated Portion of the Transaction, (ii) Issuer shall be the sole Affected Party with respect to such partial termination, (iii) such portion of the Transaction shall be the only Terminated Transaction and (iv) the reference to “two Local Business Days” in Section 6(d)(ii) of the Agreement were replaced with “five Local Business Days”. “Excess Ownership Position” means any of the following: (i) the Equity Percentage exceeds 8.0%, (ii) the Warrant Equity Percentage exceeds 14.5% or (iii) Dealer or any “affiliate” or “associate” of Dealer would own in excess of 13% of the outstanding Shares for purposes of Section 203 of the Delaware General Corporation Law. The “Equity Percentage” as of any day is the fraction, expressed as a percentage, (A) the numerator of which is the number of Shares that Dealer and any of its affiliates or any other person subject to aggregation with Dealer, for purposes of the “beneficial ownership” test under Section 13 of the Exchange Act, or of any “group” (within the meaning of Section 13) of which Dealer is or may be deemed to be a part, beneficially owns (within the meaning of Section 13 of the Exchange Act) on such day and (B) the denominator of which is the number of Shares outstanding on such day. The “Warrant Equity Percentage” as of any day is the fraction, expressed as a percentage, of (A) the product of (x) the Number of Warrants and (y) the Warrant Entitlement divided by (B) the number of Shares outstanding on such day.

(k) Disclosure. Effective from the date of commencement of discussions concerning the Transaction, Issuer and each of its employees, representatives, or other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to Issuer relating to such tax treatment and tax structure.

(l) Designation by Dealer. Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing Dealer to purchase, sell, receive or deliver any Shares or other securities to or from Issuer, Dealer may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform Dealer obligations in respect of the Transaction and any such designee may assume such obligations. Dealer shall be discharged of its obligations to Issuer to the extent of any such performance.

(m) Additional Termination Events. The occurrence of any of the following shall constitute an Additional Termination Event with respect to which the Transaction shall be the sole Affected Transaction and Issuer shall be the sole Affected Party; provided that with respect to any Additional Termination Event, Dealer may choose to treat part of the Transaction as the sole Affected Transaction, and, upon the termination of the Affected Transaction, a Transaction with terms identical to those set forth herein except with a Number of Warrants equal to the unaffected number of Warrants shall be treated for all purposes as the Transaction, which shall remain in full force and effect:

(i) Dealer reasonably determines that it is advisable to terminate a portion of the Transaction so that Dealer’s related hedging activities will comply with applicable securities laws, rules or regulations;

(ii) any Person (as defined below) or “group” (within the meaning of Section 13(d) of the Exchange Act), other than Issuer or its subsidiaries, files a Schedule TO or any schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of more than 50% of the voting power of all shares of Issuer’s capital stock entitled to vote generally in elections of directors;

(iii) consummation of any binding share exchange, consolidation or merger of Issuer pursuant to which the Shares will be converted into cash, securities or other property or any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of Issuer and its subsidiaries, taken as a whole, to any Person other than one of Issuer’s subsidiaries, other than any transaction pursuant to which holders of the Issuer’s capital stock immediately prior to the transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock entitled to vote generally in elections of directors of the continuing or surviving or successor person immediately after giving effect to such issuance;

(iv) continuing directors cease to constitute at least a majority of the Issuer’s board of directors;

(v) Issuer’s stockholders approve any plan or proposal for liquidation or dissolution of Issuer; or

(vi) the Shares cease to be listed on a U.S. national or regional securities exchange.

Notwithstanding the foregoing, a transaction or transactions set forth in clause (ii) or (iii) above will not constitute an Additional Termination Event if at least 90% of the consideration paid for the Shares (excluding cash payments for fractional shares) in such transaction or transactions otherwise constituting an Additional Termination Event consists of shares of common stock traded on any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or any of their respective successors) (or will be so traded or quoted immediately following the completion of such transaction or transactions).

“Person” includes any syndicate or group that would be deemed to be a “person” under Section 13(d)(3) of the Exchange Act.

“Continuing Director” means a director who either was a member of Issuer’s board of directors on the Trade Date or who becomes a member of the board of directors subsequent to that date and whose election, appointment or nomination for election by Issuer’s stockholders is duly approved by a majority of the continuing directors on Issuer’s board of directors at the time of such approval, either by a specific vote or by approval of the proxy statement issued by Issuer on behalf of the entire board of directors in which such individual is named as nominee for director.

(n) Netting and Set-off. Notwithstanding any provision of the Agreement (including without limitation Section 6(f) thereof) and this Confirmation (including without limitation this Section 8(n)) or any other agreement between the parties to the contrary, (A) neither party shall net or set off its obligations under the Transaction, if any, against its rights against the other party under any other transaction or instrument, provided that either party may net and set off any rights of Dealer against Issuer arising under the Transaction only against obligations of Dealer to Issuer arising under any transaction or instrument if such transaction or instrument does not convey rights to Dealer senior to the claims of common stockholders in the event of Issuer’s bankruptcy and (B) in the event of the bankruptcy or liquidation of Issuer, neither party shall have the right to set off any obligation that it may have to the other party under the Transaction against any obligation such other party may have to it under the Agreement, this Confirmation or any other agreement between the parties hereto, by operation of law or otherwise. The relevant party will give notice to the other party of any netting or set off effected under this provision.

(o) Effectiveness. If, prior to the Effective Date, Dealer reasonably determines that it is advisable to cancel the Transaction because of concerns that Dealer’s related hedging activities could be viewed as not complying with applicable securities laws, rules or regulations, the Transaction shall be cancelled and shall not become effective, and neither party shall have any obligation to the other party in respect of the Transaction.

(p) Waiver of Trial by Jury. EACH OF ISSUER AND BUYER HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE TRANSACTION OR THE ACTIONS OF BUYER OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(q) Governing Law. THIS CONFIRMATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Issuer hereby agrees (a) to check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by Dealer) correctly sets forth the terms of the agreement between Dealer and Issuer with respect to the Transaction, by manually signing this Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to us.

Yours faithfully,

BANK OF AMERICA, N.A.

		By:	/s/ Christopher Hutmaker Name: Christopher Hutmaker Title: Managing Director
Agreed and Accepted By:
ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
By:	/s/ David Wilson

Name: David Wilson

Title: Senior Vice President and

Chief Financial Officer

ANNEX A

For each Component of the Transaction, the Number of Warrants and Expiration Date is set forth below.

Component Number	Number of Warrants	Expiration Date
121.	20,183	May 30, 2013
122.	20,183	May 31, 2013
123.	20,183	June 3, 2013
124.	20,183	June 4, 2013
125.	20,183	June 5, 2013
126.	20,183	June 6, 2013
127.	20,183	June 7, 2013
128.	20,183	June 10, 2013
129.	20,183	June 11, 2013
130.	20,183	June 12, 2013
131.	20,183	June 13, 2013
132.	20,183	June 14, 2013
133.	20,183	June 17, 2013
134.	20,183	June 18, 2013
135.	20,183	June 19, 2013
136.	20,183	June 20, 2013
137.	20,183	June 21, 2013
138.	20,183	June 24, 2013
139.	20,183	June 25, 2013
140.	20,183	June 26, 2013
141.	20,183	June 27, 2013
142.	20,183	June 28, 2013
143.	20,183	July 1, 2013
144.	20,183	July 2, 2013
145.	20,183	July 3, 2013
146.	20,183	July 5, 2013
147.	20,183	July 8, 2013
148.	20,183	July 9, 2013
149.	20,183	July 10, 2013
150.	20,183	July 11, 2013
151.	20,183	July 12, 2013
152.	20,183	July 15, 2013
153.	20,183	July 16, 2013
154.	20,183	July 17, 2013
155.	20,183	July 18, 2013
156.	20,183	July 19, 2013
157.	20,183	July 22, 2013
158.	20,183	July 23, 2013
159.	20,183	July 24, 2013
160.	20,183	July 25, 2013
161.	20,183	July 26, 2013
162.	20,183	July 29, 2013
163.	20,183	July 30, 2013
164.	20,183	July 31, 2013
165.	20,183	August 1, 2013
166.	20,183	August 2, 2013
167.	20,183	August 5, 2013
168.	20,183	August 6, 2013
169.	20,183	August 7, 2013
170.	20,183	August 8, 2013
171.	20,183	August 9, 2013
172.	20,183	August 12, 2013
173.	20,183	August 13, 2013
174.	20,183	August 14, 2013
175.	20,183	August 15, 2013
176.	20,183	August 16, 2013
177.	20,183	August 19, 2013
178.	20,183	August 20, 2013
179.	20,183	August 21, 2013
180.	20,183	August 22, 2013
181.	20,183	August 23, 2013
182.	20,183	August 26, 2013
183.	20,183	August 27, 2013
184.	20,183	August 28, 2013
185.	20,183	August 29, 2013
186.	20,183	August 30, 2013
187.	20,183	September 3, 2013
188.	20,183	September 4, 2013
189.	20,183	September 5, 2013
190.	20,183	September 6, 2013
191.	20,183	September 9, 2013
192.	20,183	September 10, 2013
193.	20,183	September 11, 2013
194.	20,183	September 12, 2013
195.	20,183	September 13, 2013
196.	20,183	September 16, 2013
197.	20,183	September 17, 2013
198.	20,183	September 18, 2013
199.	20,183	September 19, 2013
200.	20,183	September 20, 2013
201.	20,183	September 23, 2013
202.	20,183	September 24, 2013
203.	20,183	September 25, 2013
204.	20,183	September 26, 2013
205.	20,183	September 27, 2013
206.	20,183	September 30, 2013
207.	20,183	October 1, 2013
208.	20,183	October 2, 2013
209.	20,183	October 3, 2013
210.	20,183	October 4, 2013
211.	20,183	October 7, 2013
212.	20,183	October 8, 2013
213.	20,183	October 9, 2013
214.	20,183	October 10, 2013
215.	20,183	October 11, 2013
216.	20,183	October 14, 2013
217.	20,183	October 15, 2013
218.	20,183	October 16, 2013
219.	20,183	October 17, 2013
220.	20,183	October 18, 2013
221.	20,183	October 21, 2013
222.	20,183	October 22, 2013
223.	20,183	October 23, 2013
224.	20,183	October 24, 2013
225.	20,183	October 25, 2013
226.	20,183	October 28, 2013
227.	20,183	October 29, 2013
228.	20,183	October 30, 2013
229.	20,183	October 31, 2013
230.	20,183	November 1, 2013
231.	20,183	November 4, 2013
232.	20,183	November 5, 2013
233.	20,183	November 6, 2013
234.	20,183	November 7, 2013
235.	20,183	November 8, 2013
236.	20,183	November 11, 2013
237.	20,183	November 12, 2013
238.	20,183	November 13, 2013
239.	20,183	November 14, 2013
240.	20,142	November 15, 2013

ANNEX B

The Strike Price, Premium and Final Disruption Date for the Transaction are set forth below.

Strike Price:	USD16.422
Premium:	USD2,463,125.25
Final Disruption Date:November 27, 2013.
To: From: 60 Victoria Embankment London EC4Y OJP England	April 4, 2008
Alaska Communications Systems Group, Inc.
600 Telephone Ave.
Anchorage, Alaska 99503
Attn:David Wilson
Telephone:907-297-3000
Facsimile:907-297-3052
JPMorgan Chase Bank, National Association
P.O. Box 161

Telephone:212-622-6707
Facsimile:212-622-8534
Re:	Issuer Warrant Transaction (Transaction Reference Number: 2916100)

Ladies and Gentlemen:

The purpose of this communication (this “Confirmation”) is to set forth the terms and conditions of the above-referenced transaction entered into on the Trade Date specified below, as amended on April 4, 2008 (the “Transaction”), between JPMorgan Chase Bank, National Association (“Dealer”) and Alaska Communications Systems Group, Inc. (“Issuer”). This communication constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below.

9. This Confirmation is subject to, and incorporates, the definitions and provisions of the 2006 ISDA Definitions (the “2006 Definitions”) and the definitions and provisions of the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”, and together with the 2006 Definitions, the “Definitions”), in each case as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). In the event of any inconsistency between the 2006 Definitions and the Equity Definitions, the Equity Definitions will govern. For purposes of the Equity Definitions, each reference herein to a Warrant shall be deemed to be a reference to a Call Option or an Option, as context requires.

This Confirmation evidences a complete and binding agreement between Dealer and Issuer as to the terms of the Transaction to which this Confirmation relates. This Confirmation shall supplement, form a part of, and be subject to, an agreement in the form of the ISDA 2002 Master Agreement (the “Agreement”), as if Dealer and Issuer had executed an agreement in such form (without any Schedule but with the elections set forth in this Confirmation) on the Trade Date. For the avoidance of doubt, the Transaction shall be the only transaction under the Agreement.

All provisions contained in, or incorporated by reference to, the Agreement will govern this Confirmation except as expressly modified herein. In the event of any inconsistency between this Confirmation and either the Definitions or the Agreement, this Confirmation shall govern.

10. The Transaction is a Warrant Transaction, which shall be considered a Share Option Transaction for purposes of the Equity Definitions. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:
Trade Date:	April 2, 2008.

Effective Date: April 8, 2008, or such other date as agreed between the parties, subject to Section 8(o) below.

Components: The Transaction will be divided into individual Components, each with the terms set forth in this Confirmation, and, in particular, with the Number of Warrants and Expiration Date set forth in this Confirmation. The payments and deliveries to be made upon settlement of the Transaction will be determined separately for each Component as if each Component were a separate Transaction under the Agreement.

Warrant Style: Warrant Type: Seller: Buyer:	European. Call. Issuer. Dealer.

Shares: The Common Stock of Issuer, par value USD0.01 per share (Ticker Symbol: “ALSK”).

Number of Warrants: For each Component, as provided in Annex A to this Confirmation.

Warrant Entitlement: Strike Price:	One Share per Warrant. As provided in Annex B to this Confirmation.

Premium:	As provided in Annex B to this Confirmation.

Premium Payment Date:	The Effective Date.

Exchange: The NASDAQ Global Select Market of the Nasdaq Stock Market, Inc.

Related Exchange:	All Exchanges.
Procedures for Exercise:
In respect of any Component:
Expiration Time:	Valuation Time.

Expiration Date: As provided in Annex A to this Confirmation (or, if such date is not a Scheduled Trading Day, the next following Scheduled Trading Day that is not already an Expiration Date for another Component); provided that if that date is a Disrupted Day, the Expiration Date for such Component shall be the first succeeding Scheduled Trading Day that is not a Disrupted Day and is not or is not deemed to be an Expiration Date in respect of any other Component of the Transaction hereunder; and provided further that if the Expiration Date has not occurred pursuant to the preceding proviso as of the Final Disruption Date, the Final Disruption Date shall be the Expiration Date (irrespective of whether such date is an Expiration Date occurring on the Final Disruption Date in respect of any other Component for the Transaction) and, notwithstanding anything to the contrary in this Confirmation or the Equity Definitions, the Relevant Price for the Expiration Date shall be the prevailing market value per Share determined by the Calculation Agent in a commercially reasonable manner. Notwithstanding the foregoing and anything to the contrary in the Equity Definitions, if a Market Disruption Event occurs on any Expiration Date, the Calculation Agent may determine that such Expiration Date is a Disrupted Day only in part, in which case the Calculation Agent shall make adjustments to the number of Warrants for the relevant Component for which such day shall be the Expiration Date and shall designate the Scheduled Trading Day determined in the manner described in the immediately preceding sentence as the Expiration Date for the remaining Warrants for such Component. Section 6.6 of the Equity Definitions shall not apply to any Valuation Date occurring on an Expiration Date. “Final Disruption Date” has the meaning provided in Annex B to this Confirmation.

Market Disruption Event: Section 6.3(a) of the Equity Definitions is hereby amended by deleting the words “during the one hour period that ends at the relevant Valuation Time, Latest Exercise Time, Knock-in Valuation Time or Knock-out Valuation Time, as the case may be,” in clause (ii) thereof.

Section 6.3(d) of the Equity Definitions is hereby amended by deleting the remainder of the provision following the term “Scheduled Closing Time” in the fourth line thereof.

Automatic Exercise: Applicable; and means that the Number of Warrants for each Component will be deemed to be automatically exercised at the Expiration Time on the Expiration Date for such Component unless Dealer notifies Seller (by telephone or in writing) prior to the Expiration Time on the Expiration Date that it does not wish Automatic Exercise to occur, in which case Automatic Exercise will not apply.

Issuer’s Telephone Number and Telex and/or Facsimile Number and Contact Details for purpose of Giving Notice:	To be provided by Issuer.
Settlement Terms:
In respect of any Component:
Settlement Currency:	USD.

Net Share Settlement: On each Settlement Date, Issuer shall deliver to Dealer a number of Shares equal to the Number of Shares to be Delivered for such Settlement Date to the account specified by Dealer and cash in lieu of any fractional shares valued at the Relevant Price on the Valuation Date corresponding to such Settlement Date.

Number of Shares to be Delivered: In respect of any Exercise Date, subject to the last sentence of Section 9.5 of the Equity Definitions, the product of (i) the number of Warrants exercised or deemed exercised on such Exercise Date, (ii) the Warrant Entitlement and (iii) (A) the excess, if any, of the Relevant Price on the Valuation Date occurring on such Exercise Date over the Strike Price divided by (B) such Relevant Price.

The Number of Shares to be Delivered shall be delivered by Issuer to Dealer no later than 12:00 noon (local time in New York City) on the relevant Settlement Date.

Relevant Price: For any Valuation Date, the Rule 10b-18 dollar volume weighted average price per Share for such Valuation Date based on transactions executed during such Valuation Date, as reported on Bloomberg Page “ALSK.UQ <Equity> AQR SEC” (or any successor thereto) or, in the event such price is not so reported on such Valuation Date for any reason, as reasonably determined by the Calculation Agent.

Other Applicable Provisions: The provisions of Sections 9.1(c), 9.8, 9.9, 9.10, 9.11 (except that the Representation and Agreement contained in Section 9.11 of the Equity Definitions shall be modified by excluding any representations therein relating to restrictions, obligations, limitations or requirements under applicable securities laws as a result of the fact that Seller is the Issuer of the Shares) and 9.12 of the Equity Definitions will be applicable as if “Physical Settlement” applied to the Transaction.

Adjustments:
In respect of any Component:
Method of Adjustment:	Calculation Agent Adjustment.

Extraordinary Dividend: Any dividend or distribution (i) that has an ex-dividend date occurring after the Trade Date and on or prior to the Expiration Date and (ii) the amount or value of which differs from the Ordinary Dividend Amount for such dividend or distribution, as determined by the Calculation Agent.

Ordinary Dividend Amount: USD 0.215 per quarter.

Extraordinary Events:

New Shares: In the definition of New Shares in Section 12.1(i) of the Equity Definitions, (a) the text in clause (i) thereof shall be deleted in its entirety (including the word “and” following clause (i)) and replaced with “publicly quoted, traded or listed on any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or their respective successors),” and (b) the phrase “and (iii) of an entity or person organized under the laws of the United States, any State thereof or the District of Columbia” shall be inserted immediately prior to the period.

Consequences of Merger Events:
(a) (b) (c) Tender Offer:	Share-for-Share: Share-for-Other: Share-for-Combined:	Modified Calculation Agent Adjustment. Cancellation and Payment (Calculation Agent Determination). Cancellation and Payment (Calculation Agent Determination). Applicable.
Consequences of Tender Offers:
(a)	Share-for-Share:	Modified Calculation Agent Adjustment.

(b)	Share-for-Other: Cancellation and Payment (Calculation Agent Determination) on that portion of the Other Consideration that consists of cash; Modified Calculation Agent Adjustment on the remainder of the Other Consideration.

(c)	Share-for-Combined: Modified Calculation Agent Adjustment.

Modified Calculation

Agent Adjustment: If, in respect of any Merger Event or Tender Offer to which Modified Calculation Agent Adjustment applies, the adjustments to be made in accordance with Section 12.2(e)(i) or Section 12.3(d)(i), as the case may be, of the Equity Definitions would result in Issuer being different from the issuer of the Shares, then with respect to such Merger Event or Tender Offer, as a condition precedent to the adjustments contemplated in Section 12.2(e)(i) or Section 12.3(d)(i), as the case may be, of the Equity Definitions, Issuer and the issuer of the Shares shall, prior to the Merger Date or Tender Offer, as the case may be, have entered into such documentation containing representations, warranties and agreements relating to securities law and other issues as requested by Dealer that Dealer has determined, in its reasonable discretion, to be reasonably necessary or appropriate to allow Dealer to continue as a party to the Transaction, as adjusted under Section 12.2(e)(i) or Section 12.3(d)(i), as the case may be, of the Equity Definitions, and to preserve its hedging or hedge unwind activities in connection with the Transaction in a manner compliant with applicable legal, regulatory or self-regulatory requirements, or with related policies and procedures applicable to Dealer, and if such conditions are not met or if the Calculation Agent determines that no adjustment that it could make under Section 12.2(e)(i) or Section 12.3(d)(i), as the case may be, of the Equity Definitions will produce a commercially reasonable result, then the consequences set forth in Section 12.2(e)(ii) or Section 12.3(d)(ii), as the case may be, of the Equity Definitions shall apply.

Nationalization, Insolvency

•	r Delisting: Cancellation and Payment (Calculation Agent Determination); provided that in addition to the provisions of Section 12.6(a)(iii) of the Equity Definitions, it shall also constitute a Delisting if the Exchange is located in the United States and the Shares are not immediately re-listed, re-traded or re-quoted on any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or their respective successors); if the Shares are immediately re-listed, re-traded or re-quoted on any such exchange or quotation system, such exchange or quotation system shall thereafter be deemed to be the Exchange.

Additional Disruption Events:
Acknowledgments:	(a)Change in Law:
(b)Failure to Deliver:
(c)Insolvency Filing:
(d)Hedging Disruption:
(e) Increased Cost of Hedging:
(f) Loss of Stock Borrow:
Maximum Stock Loan Rate:
(g) Increased Cost of Stock Borrow:
Initial Stock Loan Rate:
Hedging Party:
Determining Party:

Applicable.
Not Applicable.
Applicable.
Applicable.
Applicable.
Applicable.
100 basis points per annum.
Applicable.
50 basis points per annum.
Dealer for all applicable Additional Disruption Events.
Dealer for all applicable Additional Disruption Events.

Non-Reliance:		Applicable.
Agreements and Acknowledgments
Regarding Hedging Activities:		Applicable.
Additional Acknowledgments:		Applicable.
11.	Calculation Agent:	Dealer.

12. Account Details:

Dealer Payment Instructions:	JPMorgan Chase Bank, National Association, New York ABA: 021 000 021 Favour: JPMorgan Chase Bank, National Association – London A/C: 0010962009 CHASUS33 Account for delivery of Shares to JPMorgan:
Issuer Payment Instructions:	DTC 060 First National Bank Alaska

ABA: 125 200 060
Account Name: Alaska Communications Systems

Account No.: 1512 540 4

5. Offices:

The Office of Dealer for the Transaction is:

JPMorgan Chase Bank, National Association
London Branch
P.O. Box 161
60 Victoria Embankment
London EC4Y 0JP

England

The Office of Issuer for the Transaction is: Not applicable.

6. Notices: For purposes of this Confirmation:

(a) Address for notices or communications to Issuer:

To:	Alaska Communications Systems Group, Inc.
600 Telephone Ave.
Anchorage, Alaska 99503
Attn:	David Wilson
Telephone:	907-297-3000
Facsimile:	907-297-3052

(b) Address for notices or communications to Dealer:

To:	JPMorgan Chase Bank, National Association
277 Park Avenue, 11th Floor
New York, NY 10172
Attention:	Mariusz Kwasnik
Title: Operations Analyst
EDG Corporate Marketing
Telephone:	212-622-6707
Facsimile:	212-622-8534

7. Representations, Warranties and Agreements:

(a) In addition to the representations and warranties in the Agreement and those contained elsewhere herein, Issuer represents and warrants to and for the benefit of, and agrees with, Dealer as follows:

(i) On the Trade Date, and as of the date of any election by Issuer of the Share Termination Alternative under (and as defined in) Section 8(a) below, none of Issuer and its officers and directors is aware of any material nonpublic information regarding Issuer or the Shares. On the Trade Date, each of Issuer’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are required to be filed from and including the ending date of Issuer’s most recent prior fiscal year have been filed.

(ii) Without limiting the generality of Section 13.1 of the Equity Definitions, Issuer acknowledges that Dealer is not making any representations or warranties with respect to the treatment of the Transaction under FASB Statements 128, 133, 149 (each as amended), or 150, EITF Issue No. 00-19, 01-6, 03-6 or 07-5 (or any successor issue statements), under FASB’s Liabilities & Equity Project or under any other accounting guidance.

(iii) Prior to the Trade Date, Issuer shall deliver to Dealer a resolution of Issuer’s board of directors authorizing the Transaction and such other certificate or certificates as Dealer shall reasonably request.

(iv) Issuer is not entering into this Confirmation to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for Shares) or otherwise in violation of the Exchange Act.

(v) Issuer is not, and after giving effect to the transactions contemplated hereby will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(vi) On the Trade Date (A) the assets of Issuer at their fair valuation exceed the liabilities of Issuer, including contingent liabilities, (B) the capital of Issuer is adequate to conduct the business of Issuer and (C) Issuer has the ability to pay its debts and obligations as such debts mature and does not intend to, or does not believe that it will, incur debt beyond its ability to pay as such debts mature.

(vii) Issuer shall not take any action to decrease the number of Available Shares below the Capped Number (each as defined below).

(viii) Issuer understands no obligations of Dealer to it hereunder will be entitled to the benefit of deposit insurance and that such obligations will not be guaranteed by any Affiliate of Dealer or any governmental agency.

(ix) (A) During the period starting on the first Expiration Date and ending on the last Expiration Date (the “Settlement Period”), the Shares or securities that are convertible into, or exchangeable or exercisable for Shares, are not, and shall not be, subject to a “restricted period,” as such term is defined in Regulation M under the Exchange Act (“Regulation M”) and (B) Issuer shall not engage in any “distribution,” as such term is defined in Regulation M, other than a distribution meeting the requirements of the exceptions set forth in sections 101(b)(10) and 102(b)(7) of Regulation M, until the second Exchange Business Day immediately following the Settlement Period.

(x) During the Settlement Period, neither Issuer nor any “affiliate” or “affiliated purchaser” (each as defined in Rule 10b-18 of the Exchange Act (“Rule 10b-18”)) shall directly or indirectly (including, without limitation, by means of any cash-settled or other derivative instrument) purchase, offer to purchase, place any bid or limit order that would effect a purchase of, or commence any tender offer relating to, any Shares (or an equivalent interest, including a unit of beneficial interest in a trust or limited partnership or a depository share) or any security convertible into or exchangeable or exercisable for Shares, except through Dealer.

(xi) The Shares of Issuer initially issuable upon exercise of the Warrant (the “Warrant Shares”) have been reserved for issuance by all required corporate action of Issuer. The Warrant Shares have been duly authorized and, when delivered against payment therefor (which may include Net Share Settlement in lieu of cash) and otherwise as contemplated by the terms of the Warrant following the exercise of the Warrant in accordance with the terms and conditions of the Warrant, will be validly issued, fully-paid and non-assessable, and the issuance of the Warrant Shares will not be subject to any preemptive or similar rights.

(b) Each of Dealer and Issuer agrees and represents that it is an “eligible contract participant” as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

(c) Each of Dealer and Issuer acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) thereof. Accordingly, Dealer represents and warrants to Issuer that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment, (ii) it is an “accredited investor” as that term is defined in Regulation D as promulgated under the Securities Act, (iii) it is entering into the Transaction for its own account without a view to the distribution or resale thereof and (iv) the assignment, transfer or other disposition of the Transaction has not been and will not be registered under the Securities Act and is restricted under this Confirmation, the Securities Act and state securities laws.

(d) Each of Dealer and Issuer agrees and acknowledges that Dealer is a “financial institution,” “swap participant” and “financial participant” within the meaning of Sections 101(22), 101(53C) and 101(22A) of Title 11 of the United States Code (the “Bankruptcy Code”). The parties hereto further agree and acknowledge (A) that this Confirmation is (i) a “securities contract,” as such term is defined in Section 741(7) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is a “termination value,” “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “settlement payment” within the meaning of Section 546 of the Bankruptcy Code, and (ii) a “swap agreement,” as such term is defined in Section 101(53B) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is a “termination value,” a “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “transfer” within the meaning of Section 546 of the Bankruptcy Code, and (B) that Dealer is entitled to the protections afforded by, among other sections, Sections 362(b)(6), 362(b)(17), 362(b)(27), 362(o), 546(e), 546(g), 546(j), 548(d)(2), 555, 560 and 561 of the Bankruptcy Code.

(e) Issuer shall deliver to Dealer an opinion of counsel, dated as of the Effective Date and reasonably acceptable to Dealer in form and substance, with respect to the matters set forth in Section 3(a) of the Agreement.

8. Other Provisions:

(a) Alternative Calculations and Payment on Early Termination and on Certain Extraordinary Events. If, subject to Section 8(m) below, Issuer shall owe Dealer any amount pursuant to Sections 12.2, 12.3, 12.6, 12.7 or 12.9 of the Equity Definitions (except in the event of an Insolvency, a Nationalization, a Tender Offer or a Merger Event, in each case, in which the consideration or proceeds to be paid to holders of Shares consists solely of cash) or pursuant to Section 6(d)(ii) of the Agreement (except in the event of an Event of Default in which Issuer is the Defaulting Party or a Termination Event in which Issuer is the Affected Party, that resulted from an event or events within Issuer’s control) (a “Payment Obligation”), Issuer shall have the right, in its sole discretion, to satisfy any such Payment Obligation by the Share Termination Alternative (as defined below) by giving irrevocable telephonic notice to Dealer, confirmed in writing within one Scheduled Trading Day, between the hours of 9:00 A.M. and 4:00 P.M. New York City time on the Merger Date, Tender Offer Date, Announcement Date, Early Termination Date or other date the Transaction is cancelled or terminated, as applicable (“Notice of Share Termination”), provided that if Issuer does not elect to satisfy its Payment Obligation by the Share Termination Alternative, Dealer shall have the right, in its sole discretion, to require Issuer to satisfy its Payment Obligation by the Share Termination Alternative, notwithstanding Issuer’s failure to elect or election to the contrary. Upon such Notice of Share Termination, the following provisions shall apply on the Scheduled Trading Day immediately following the Merger Date, the Tender Offer Date, Announcement Date, Early Termination Date or other date the Transaction is cancelled or terminated, as applicable:

Share Termination Alternative: Share Termination Delivery Property: Share Termination Unit Price: Share Termination Delivery Unit: Failure to Deliver: Other applicable provisions:	Applicable and means that Issuer shall
deliver to Dealer the Share Termination
Delivery Property on the date on which the
Payment Obligation would otherwise be due
pursuant to Section 12.7 or 12.9 of the
Equity Definitions or Section 6(d)(ii) of
the Agreement, as applicable (the “Share
Termination Payment Date”), in satisfaction
of the Payment Obligation.

A number of Share Termination Delivery
Units, as calculated by the Calculation
Agent, equal to the Payment Obligation
divided by the Share Termination Unit Price.
The Calculation Agent shall adjust the
Share Termination Delivery Property by
replacing any fractional portion of a
security therein with an amount of cash
equal to the value of such fractional
security based on the values used to
calculate the Share Termination Unit Price.
The value of property contained in one Share
Termination Delivery Unit on the date such
Share Termination Delivery Units are to be
delivered as Share Termination Delivery
Property, as determined by the Calculation
Agent in its discretion by commercially
reasonable means and notified by the
Calculation Agent to Issuer at the time of
notification of the Payment Obligation.
In the case of a Termination Event, Event of
Default, Delisting or Additional Disruption
Event, one Share or, in the case of an
Insolvency, Nationalization, Merger Event or
Tender Offer, a unit consisting of the
number or amount of each type of property
received by a holder of one Share (without
consideration of any requirement to pay cash
or other consideration in lieu of fractional
amounts of any securities) in such
Insolvency, Nationalization, Merger Event or
Tender Offer. If such Insolvency,
Nationalization, Merger Event or Tender
Offer involves a choice of consideration to
be received by holders, such holder shall be
deemed to have elected to receive the
maximum possible amount of cash.
Applicable.
If Share Termination Alternative is
applicable, the provisions of Sections 9.8,
9.9, 9.10, 9.11 (except that the
Representation and Agreement contained in
Section 9.11 of the Equity Definitions shall
be modified by excluding any representations
therein relating to restrictions,
obligations, limitations or requirements
under applicable securities laws as a result
of the fact that Seller is the Issuer of the
Shares) and 9.12 of the Equity Definitions
will be applicable as if “Physical
Settlement” applied to the Transaction,
except that all references to “Shares” shall
be read as references to “Share Termination
Delivery Units”.

(b) Registration/Private Placement Procedures. (i) If, in the reasonable judgment of Dealer, for any reason, any Shares or any securities of Issuer or its affiliates comprising any Share Termination Delivery Units deliverable to Dealer hereunder (any such Shares or securities, “Delivered Securities”) would not be immediately freely transferable by Dealer under Rule 144 under the Securities Act, then the provisions set forth in this Section 8(b) shall apply. At the election of Issuer by notice to Dealer within one Scheduled Trading Day after the relevant delivery obligation arises, but in any event at least one Scheduled Trading Day prior to the date on which such delivery obligation is due, either (A) all Delivered Securities delivered by Issuer to Dealer shall be, at the time of such delivery, covered by an effective registration statement of Issuer for immediate resale by Dealer (such registration statement and the corresponding prospectus (the “Prospectus”) (including, without limitation, any sections describing the plan of distribution) in form and content commercially reasonably satisfactory to Dealer) or (B) Issuer shall deliver additional Delivered Securities so that the value of such Delivered Securities, as determined by the Calculation Agent to reflect an appropriate liquidity discount, equals the value of the number of Delivered Securities that would otherwise be deliverable if such Delivered Securities were freely tradeable (without prospectus delivery) upon receipt by Dealer (such value, the “Freely Tradeable Value”); provided that Issuer may not make the election described in this clause (B) if, on the date of its election, it has taken, or caused to be taken, any action that would make unavailable either the exemption pursuant to Section 4(2) of the Securities Act for the delivery by Issuer to Dealer (or any affiliate designated by Dealer) of the Delivered Securities or the exemption pursuant to Section 4(1) or Section 4(3) of the Securities Act for resales of the Delivered Securities by Dealer (or any such affiliate of Dealer). (For the avoidance of doubt, as used in this paragraph (b) only, the term “Issuer” shall mean the issuer of the relevant securities, as the context shall require.)

(ii) If Issuer makes the election described in clause (b)(i)(A) above:

(A) Dealer (or an Affiliate of Dealer designated by Dealer) shall be afforded a reasonable opportunity to conduct a due diligence investigation with respect to Issuer that is customary in scope for underwritten offerings of equity securities and that yields results that are commercially reasonably satisfactory to Dealer or such Affiliate, as the case may be, in its discretion; and

(B) Dealer (or an Affiliate of Dealer designated by Dealer) and Issuer shall enter into an agreement (a “Registration Agreement”) on commercially reasonable terms in connection with the public resale of such Delivered Securities by Dealer or such Affiliate substantially similar to underwriting agreements customary for underwritten offerings of equity securities, in form and substance commercially reasonably satisfactory to Dealer or such Affiliate and Issuer, which Registration Agreement shall include, without limitation, provisions substantially similar to those contained in such underwriting agreements relating to the indemnification of, and contribution in connection with the liability of, Dealer and its Affiliates and Issuer, shall provide for the payment by Issuer of reasonable expenses in connection with such resale, including all registration costs and reasonable fees and expenses of counsel for Dealer, and shall provide for the delivery of accountants’ “comfort letters” to Dealer or such Affiliate with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

(iii) If Issuer makes the election described in clause (b)(i)(B) above:

(A) Dealer (or an Affiliate of Dealer designated by Dealer) and any potential institutional purchaser of any such Delivered Securities from Dealer or such Affiliate identified by Dealer shall be afforded a commercially reasonable opportunity to conduct a due diligence investigation in compliance with applicable law with respect to Issuer customary in scope for private placements of equity securities (including, without limitation, the right to have made available to them for inspection all financial and other records, pertinent corporate documents and other information reasonably requested by them);

(B) Dealer (or an Affiliate of Dealer designated by Dealer) and Issuer shall enter into an agreement (a “Private Placement Agreement”) on commercially reasonable terms in connection with the private placement of such Delivered Securities by Issuer to Dealer or such Affiliate and the private resale of such shares by Dealer or such Affiliate, substantially similar to private placement purchase agreements customary for private placements of equity securities, in form and substance commercially reasonably satisfactory to Dealer and Issuer, which Private Placement Agreement shall include, without limitation, provisions substantially similar to those contained in such private placement purchase agreements relating to the indemnification of, and contribution in connection with the liability of, Dealer and its Affiliates and Issuer, shall provide for the payment by Issuer of reasonable expenses in connection with such resale, including reasonable fees and expenses of counsel for Dealer, shall contain representations, warranties and agreements of Issuer reasonably necessary or advisable to establish and maintain the availability of an exemption from the registration requirements of the Securities Act for such resales, and shall use best efforts to provide for the delivery of accountants’ “comfort letters” to Dealer or such Affiliate with respect to the financial statements and certain financial information contained in or incorporated by reference into the offering memorandum prepared for the resale of such Shares;

(C) Issuer agrees that any Delivered Securities so delivered to Dealer, (i) may be transferred by and among Dealer and its Affiliates, and Issuer shall effect such transfer without any further action by Dealer and (ii) after the minimum “holding period” within the meaning of Rule 144(d) under the Securities Act has elapsed with respect to such Delivered Securities, Issuer shall promptly remove, or cause the transfer agent for such Shares or securities to remove, any legends referring to any such restrictions or requirements from such Delivered Securities upon delivery by Dealer (or such Affiliate of Dealer) to Issuer or such transfer agent of any seller’s and broker’s representation letters customarily delivered by Dealer in connection with resales of restricted securities pursuant to Rule 144 under the Securities Act, without any further requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document, any transfer tax stamps or payment of any other amount or any other action by Dealer (or such affiliate of Dealer); and

(D) Issuer shall not take, or cause to be taken, any action that would make unavailable either the exemption pursuant to Section 4(2) of the Securities Act for the sale by Issuer to Dealer (or any affiliate designated by Dealer) of the Shares or Share Termination Delivery Units, as the case may be, or the exemption pursuant to Section 4(1) or Section 4(3) of the Securities Act for resales of the Shares or Share Termination Delivery Units, as the case may be, by Dealer (or any such affiliate of Dealer).

(c) Make-whole. If Issuer makes the election described in clause (b)(i)(B) of paragraph (b) of this Section 8, then Dealer or its affiliate may sell such Shares or Share Termination Delivery Units, as the case may be, during a period (the “Resale Period”) commencing on the Exchange Business Day following delivery of such Shares or Share Termination Delivery Units, as the case may be (which sale shall be conducted in a commercially reasonable manner), and ending on the Exchange Business Day on which Dealer completes the sale of all such Shares or Share Termination Delivery Units, as the case may be, or a sufficient number of Shares or Share Termination Delivery Units, as the case may be, so that the realized net proceeds of such sales exceed the Freely Tradeable Value (such amount of the Freely Tradeable Value, the “Required Proceeds”). If any of such delivered Shares or Share Termination Delivery Units remain after such realized net proceeds exceed the Required Proceeds, Dealer shall return such remaining Shares or Share Termination Delivery Units to Issuer. If the Required Proceeds exceed the realized net proceeds from such resale, Issuer shall transfer to Dealer by the open of the regular trading session on the Exchange on the Exchange Business Day immediately following the last day of the Resale Period the amount of such excess (the “Additional Amount”) in cash or in a number of additional Shares or Share Termination Delivery Units, as the case may be (“Make-whole Shares”), in an amount that, based on the market value of such Make-whole Shares, as determined by the Calculation Agent, on the last day of the Resale Period, has a dollar value equal to the Additional Amount. The Resale Period shall continue to enable the sale of the Make-whole Shares in the manner contemplated by this Section 8(c). This provision shall be applied successively until the Additional Amount is equal to zero, subject to Section 8(e).

(d) Beneficial Ownership. Notwithstanding anything to the contrary in the Agreement or this Confirmation, in no event shall Dealer be entitled to receive, or shall be deemed to receive, any Shares in connection with this Transaction if, immediately upon giving effect to such receipt of such Shares (i) Dealer’s Beneficial Ownership would be equal to or greater than 8.0% of the outstanding Shares or (ii) Dealer or any “affiliate” or “associate” of Dealer, would be an “interested stockholder” of Issuer, as all such terms are defined in Section 203 of the Delaware General Corporation Law (each of clause (i) and (ii) above, an “Ownership Limitation”). If any delivery owed to Dealer hereunder is not made, in whole or in part, as a result of an Ownership Limitation, Dealer’s right to receive such delivery shall not be extinguished and Issuer shall make such delivery as promptly as practicable after, but in no event later than one Exchange Business Day after, Dealer gives notice to Issuer that such delivery would not result in any of such Ownership Limitations being breached. “Dealer’s Beneficial Ownership” means the “beneficial ownership” (within the meaning of Section 13 of the Exchange Act and the rules promulgated thereunder (collectively, “Section 13”) of Shares by Dealer, together with any affiliate or other person subject to aggregation with Dealer under Section 13, or by any “group” (within the meaning of Section 13) of which Dealer is or may be deemed to be a part. Notwithstanding anything in the Agreement or this Confirmation to the contrary, Dealer (or the affiliate designated by Dealer pursuant to Section 8(l) below) shall not become the record or beneficial owner, or otherwise have any rights as a holder, of any Shares that Dealer (or such affiliate) is not entitled to receive at any time pursuant to this Section 8(d), until such time as such Shares are delivered pursuant to this Section 8(d).

(e) Limitations on Settlement by Issuer. Notwithstanding anything herein or in the Agreement to the contrary, in no event shall Issuer be required to deliver Shares in connection with the Transaction in excess of 4,843,838 Shares (the “Capped Number”). Issuer represents and warrants (which shall be deemed to be repeated on each day that the Transaction is outstanding) that the Capped Number is equal to or less than the number of authorized but unissued Shares of the Issuer that are not reserved for future issuance in connection with transactions in the Shares (other than the Transaction) on the date of the determination of the Capped Number (such Shares, the “Available Shares”). In the event Issuer shall not have delivered the full number of Shares otherwise deliverable as a result of this Section 8(e) (the resulting deficit, the “Deficit Shares”), Issuer shall be continually obligated to deliver, from time to time until the full number of Deficit Shares have been delivered pursuant to this paragraph, Shares when, and to the extent, that (i) Shares are repurchased, acquired or otherwise received by Issuer or any of its subsidiaries after the Trade Date (whether or not in exchange for cash, fair value or any other consideration), (ii) authorized and unissued Shares reserved for issuance in respect of other transactions prior to such date which prior to the relevant date become no longer so reserved or (iii) Issuer additionally authorizes any unissued Shares that are not reserved for other transactions. Issuer shall immediately notify Dealer of the occurrence of any of the foregoing events (including the number of Shares subject to clause (i), (ii) or (iii) and the corresponding number of Shares to be delivered) and promptly deliver such Shares thereafter.

(f) Right to Extend. Dealer may postpone any Exercise Date or any other date of valuation or delivery with respect to some or all of the relevant Warrants (in which event the Calculation Agent shall make appropriate adjustments to the Number of Shares to be Delivered with respect to one or more Components), if Dealer determines, in its reasonable discretion, that such extension is reasonably necessary or appropriate to preserve Dealer’s hedging or hedge unwind activity hereunder in light of existing liquidity conditions or to enable Dealer to effect purchases of Shares in connection with its hedging, hedge unwind or settlement activity hereunder in a manner that would, if Dealer were Issuer or an affiliated purchaser of Issuer, be in compliance with applicable legal, regulatory or self-regulatory requirements, or with related policies and procedures applicable to Dealer.

(g) Equity Rights. Dealer acknowledges and agrees that this Confirmation is not intended to convey to it rights with respect to the Transaction that are senior to the claims of common stockholders in the event of Issuer’s bankruptcy. For the avoidance of doubt, the parties agree that the preceding sentence shall not apply at any time other than during Issuer’s bankruptcy to any claim arising as a result of a breach by Issuer of any of its obligations under this Confirmation or the Agreement. For the avoidance of doubt, the parties acknowledge that this Confirmation is not secured by any collateral that would otherwise secure the obligations of Issuer herein under or pursuant to any other agreement.

(h) Amendments to Equity Definitions and the Agreement. The following amendments shall be made to the Equity Definitions and to the Agreement:

(i) The first sentence of Section 11.2(c) of the Equity Definitions, prior to clause (A) thereof, is hereby amended to read as follows: ‘(c) If “Calculation Agent Adjustment” is specified as the Method of Adjustment in the related Confirmation of a Share Option Transaction, then following the announcement or occurrence of any Potential Adjustment Event, the Calculation Agent will determine whether such Potential Adjustment Event has a material effect on the theoretical value of the relevant Shares or options on the Shares and, if so, will (i) make appropriate adjustment(s), if any, to any one or more of:’ and, the portion of such sentence immediately preceding clause (ii) thereof is hereby amended by deleting the words “diluting or concentrative” and the words “(provided that no adjustments will be made to account solely for changes in volatility, expected dividends, stock loan rate or liquidity relative to the relevant Shares)” and replacing such latter phrase with the words “(and, for the avoidance of doubt, adjustments may be made to account solely for changes in volatility, expected dividends, stock loan rate or liquidity relative to the relevant Shares)”;

(ii) Section 11.2(a) and 11.2(e)(vii) of the Equity Definitions is hereby amended by deleting the words “diluting or concentrative” and replacing them with “material” and adding the phrase “or Warrants” at the end of the sentence;

(iii) Section 12.6(a)(ii) of the Equity Definitions is hereby amended by (1) deleting from the fourth line thereof the word “or” after the word “official” and inserting a comma therefor, and (2) deleting the semi-colon at the end of subsection (B) thereof and inserting the following words therefor “or (C) at Dealer’s option, the occurrence of any of the events specified in Section 5(a)(vii) (1) through (9) of the ISDA 2002 Master Agreement with respect to that Issuer;”

(iv) Section 12.9(b)(iv) of the Equity Definitions is hereby amended by:

(x) deleting (1) subsection (A) in its entirety, (2) the phrase “or (B)” following subsection (A) and (3) the phrase “in each case” after subsection (B); and

(y) deleting the phrase “neither the Non-Hedging Party nor the Lending Party lends Shares in the amount of the Hedging Shares or” in the penultimate sentence;

(v) Section 12.9(b)(v) of the Equity Definitions is hereby amended by:

(x) adding the word “or” immediately before subsection “(B)” and deleting the comma at the end of subsection (A); and

(y) (1) prior to the period at the end of subsection (C), adding the phrase “, subject to the Non-Hedging Party having entered into such documentation containing representations, warranties and agreements relating to securities law and other issues as requested by the Hedging Party that the Hedging Party has determined, in its reasonable discretion, to be reasonably necessary or appropriate to allow the Hedging Party to preserve its hedging or hedge unwind activities in connection with the Transaction in a manner compliant with applicable legal, regulatory or self-regulatory requirements, or with related policies and procedures applicable to the Hedging Party and (2) deleting clause (X) in the final sentence.

(i) Repurchase Notices. Issuer shall, on any day on which Issuer effects any repurchase of Shares, promptly give Dealer a written notice of such repurchase (a “Repurchase Notice”) on such day if, following such repurchase, the Notice Percentage as determined on such day is (A) greater than 6.0% and (B) greater by 0.5% than the Notice Percentage included in the immediately preceding Repurchase Notice (or, in the case of the first such Repurchase Notice, greater than the Notice Percentage as of the date hereof). The “Notice Percentage” as of any day is the fraction, expressed as a percentage, the numerator of which is the Number of Shares and the denominator of which is the number of Shares outstanding on such day. In the event that Issuer fails to provide Dealer with a Repurchase Notice on the day and in the manner specified in this Section 8(i) then Issuer agrees to indemnify and hold harmless Issuer, its affiliates and their respective directors, officers, employees, agents and controlling persons (Dealer and each such person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities (or actions in respect thereof), joint or several, to which such Indemnified Party may become subject under applicable securities laws, including without limitation, Section 16 of the Exchange Act, relating to or arising out of such failure. If for any reason the foregoing indemnification is unavailable to any Indemnified Party or insufficient to hold harmless any Indemnified Party, then Issuer shall contribute, to the maximum extent permitted by law, to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability. In addition, Issuer will reimburse any Indemnified Party for all reasonable expenses (including reasonable counsel fees and expenses) as they are incurred (after notice to Issuer) in connection with the investigation of, preparation for or defense or settlement of any pending or threatened claim or any action, suit or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto and whether or not such claim, action, suit or proceeding is initiated or brought by or on behalf of Issuer. This indemnity shall survive the completion of the Transaction contemplated by this Confirmation and any assignment and delegation of the Transaction made pursuant to this Confirmation or the Agreement shall inure to the benefit of any permitted assignee of Dealer.

(j) Transfer and Assignment. Either party may transfer any of its rights or obligations under the Transaction pursuant to Section 7 of the Agreement. In addition, Dealer may transfer or assign its rights and obligations hereunder and under the Agreement, in whole or in part, at any time to any person or entity with the prior consent of Issuer, which consent shall not be unreasonably withheld or delayed. If (i) at any time an Excess Ownership Position exists, or a Hedging Disruption has occurred and is continuing, and if Dealer, in its discretion, is unable (including, without limitation, by virtue of the absence of an Issuer consent) to effect a transfer or assignment to a third party after using its commercially reasonable efforts on pricing terms reasonably acceptable to Dealer and within a time period reasonably acceptable to Dealer such that an Excess Ownership Position or a Hedging Disruption, as the case may be, no longer exists or (ii) in cases other than an Excess Ownership Position or Hedging Disruption, (A) Issuer does not promptly (but in no event later than two Scheduled Trading Days following the date of the Dealer’s initial request for consent to a proposed transfer or assignment (the “Initial Request Date”)) notify Dealer as to whether or not it is providing its consent to such proposed transfer or assignment or (B) (1) Issuer does not promptly (but in no event later than two Scheduled Trading Days following the Initial Request Date) provide its consent to a proposed transfer or assignment by Dealer for any reason whatsoever, (2) Dealer has used good faith efforts to identify, on or prior to the third Scheduled Trading Day following the Initial Request Date, an alternative transferee or assignee on pricing and other terms reasonably acceptable to Dealer and (3) either Dealer does not, after using good faith efforts, timely identify such an alternative transferee or Issuer does not promptly (but in no event later than four Scheduled Trading Days following the Initial Request Date) provide its consent to a proposed transfer or assignment by Dealer to any identified alternative transferee or assignee for any reason whatsoever, then Dealer may designate any Scheduled Trading Day as an Early Termination Date with respect to a portion (the “Terminated Portion”) of the Transaction, (x) such that such Excess Ownership Position or Hedging Disruption, as the case may be, no longer exists or (y) that the Dealer proposed to transfer or assign. In the event that Dealer so designates an Early Termination Date with respect to a portion of the Transaction, a payment or delivery shall be made pursuant to Section 6 of the Agreement and Section 8(a) of this Confirmation as if (i) an Early Termination Date had been designated in respect of a Transaction having terms identical to the Terminated Portion of the Transaction, (ii) Issuer shall be the sole Affected Party with respect to such partial termination, (iii) such portion of the Transaction shall be the only Terminated Transaction and (iv) the reference to “two Local Business Days” in Section 6(d)(ii) of the Agreement were replaced with “five Local Business Days”. “Excess Ownership Position” means any of the following: (i) the Equity Percentage exceeds 8.0%, (ii) the Warrant Equity Percentage exceeds 14.5% or (iii) Dealer or any “affiliate” or “associate” of Dealer would own in excess of 13% of the outstanding Shares for purposes of Section 203 of the Delaware General Corporation Law. The “Equity Percentage” as of any day is the fraction, expressed as a percentage, (A) the numerator of which is the number of Shares that Dealer and any of its affiliates or any other person subject to aggregation with Dealer, for purposes of the “beneficial ownership” test under Section 13 of the Exchange Act, or of any “group” (within the meaning of Section 13) of which Dealer is or may be deemed to be a part, beneficially owns (within the meaning of Section 13 of the Exchange Act) on such day and (B) the denominator of which is the number of Shares outstanding on such day. The “Warrant Equity Percentage” as of any day is the fraction, expressed as a percentage, of (A) the product of (x) the Number of Warrants and (y) the Warrant Entitlement divided by (B) the number of Shares outstanding on such day.

(k) Disclosure. Effective from the date of commencement of discussions concerning the Transaction, Issuer and each of its employees, representatives, or other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to Issuer relating to such tax treatment and tax structure.

(l) Designation by Dealer. Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing Dealer to purchase, sell, receive or deliver any Shares or other securities to or from Issuer, Dealer may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform Dealer obligations in respect of the Transaction and any such designee may assume such obligations. Dealer shall be discharged of its obligations to Issuer to the extent of any such performance.

(m) Additional Termination Events. The occurrence of any of the following shall constitute an Additional Termination Event with respect to which the Transaction shall be the sole Affected Transaction and Issuer shall be the sole Affected Party; provided that with respect to any Additional Termination Event, Dealer may choose to treat part of the Transaction as the sole Affected Transaction, and, upon the termination of the Affected Transaction, a Transaction with terms identical to those set forth herein except with a Number of Warrants equal to the unaffected number of Warrants shall be treated for all purposes as the Transaction, which shall remain in full force and effect:

(i) Dealer reasonably determines that it is advisable to terminate a portion of the Transaction so that Dealer’s related hedging activities will comply with applicable securities laws, rules or regulations;

(ii) any Person (as defined below) or “group” (within the meaning of Section 13(d) of the Exchange Act), other than Issuer or its subsidiaries, files a Schedule TO or any schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of more than 50% of the voting power of all shares of Issuer’s capital stock entitled to vote generally in elections of directors;

(iii) consummation of any binding share exchange, consolidation or merger of Issuer pursuant to which the Shares will be converted into cash, securities or other property or any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of Issuer and its subsidiaries, taken as a whole, to any Person other than one of Issuer’s subsidiaries, other than any transaction pursuant to which holders of the Issuer’s capital stock immediately prior to the transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock entitled to vote generally in elections of directors of the continuing or surviving or successor person immediately after giving effect to such issuance;

(iv) continuing directors cease to constitute at least a majority of the Issuer’s board of directors;

(v) Issuer’s stockholders approve any plan or proposal for liquidation or dissolution of Issuer; or

(vi) the Shares cease to be listed on a U.S. national or regional securities exchange.

Notwithstanding the foregoing, a transaction or transactions set forth in clause (ii) or (iii) above will not constitute an Additional Termination Event if at least 90% of the consideration paid for the Shares (excluding cash payments for fractional shares) in such transaction or transactions otherwise constituting an Additional Termination Event consists of shares of common stock traded on any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or any of their respective successors) (or will be so traded or quoted immediately following the completion of such transaction or transactions).

“Person” includes any syndicate or group that would be deemed to be a “person” under Section 13(d)(3) of the Exchange Act.

“Continuing Director” means a director who either was a member of Issuer’s board of directors on the Trade Date or who becomes a member of the board of directors subsequent to that date and whose election, appointment or nomination for election by Issuer’s stockholders is duly approved by a majority of the continuing directors on Issuer’s board of directors at the time of such approval, either by a specific vote or by approval of the proxy statement issued by Issuer on behalf of the entire board of directors in which such individual is named as nominee for director.

(n) Netting and Set-off. Notwithstanding any provision of the Agreement (including without limitation Section 6(f) thereof) and this Confirmation (including without limitation this Section 8(n)) or any other agreement between the parties to the contrary, (A) neither party shall net or set off its obligations under the Transaction, if any, against its rights against the other party under any other transaction or instrument, provided that either party may net and set off any rights of Dealer against Issuer arising under the Transaction only against obligations of Dealer to Issuer arising under any transaction or instrument if such transaction or instrument does not convey rights to Dealer senior to the claims of common stockholders in the event of Issuer’s bankruptcy and (B) in the event of the bankruptcy or liquidation of Issuer, neither party shall have the right to set off any obligation that it may have to the other party under the Transaction against any obligation such other party may have to it under the Agreement, this Confirmation or any other agreement between the parties hereto, by operation of law or otherwise. The relevant party will give notice to the other party of any netting or set off effected under this provision.

(o) Effectiveness. If, prior to the Effective Date, Dealer reasonably determines that it is advisable to cancel the Transaction because of concerns that Dealer’s related hedging activities could be viewed as not complying with applicable securities laws, rules or regulations, the Transaction shall be cancelled and shall not become effective, and neither party shall have any obligation to the other party in respect of the Transaction.

(p) Role of Agent. Each party agrees and acknowledges that (i) J.P. Morgan Securities Inc., an affiliate of Dealer (“JPMSI”), has acted solely as agent and not as principal with respect to this Transaction and (ii) JPMSI has no obligation or liability, by way of guaranty, endorsement or otherwise, in any manner in respect of this Transaction (including, if applicable, in respect of the settlement thereof). Each party agrees it will look solely to the other party (or any guarantor in respect thereof) for performance of such other party’s obligations under this Transaction.

(q) Waiver of Trial by Jury. EACH OF ISSUER AND BUYER HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE TRANSACTION OR THE ACTIONS OF BUYER OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(r) Governing Law. THIS CONFIRMATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Issuer hereby agrees (a) to check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by Dealer) correctly sets forth the terms of the agreement between Dealer and Issuer with respect to the Transaction, by manually signing this Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to us.

Yours faithfully,

J.P. MORGAN SECURITIES INC.,
AS AGENT FOR JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

		By:	/s/ Jeffrey Zajkowski

Name: Jeffrey Zajkowski Title: Managing Director
Agreed and Accepted By:
ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
By:	/s/ David Wilson

Name: David Wilson

Title: Senior Vice President and

Chief Financial Officer

ANNEX A

For each Component of the Transaction, the Number of Warrants and Expiration Date is set forth below.

Component Number	Number of Warrants	Expiration Date
241.	20,183	May 30, 2013
242.	20,183	May 31, 2013
243.	20,183	June 3, 2013
244.	20,183	June 4, 2013
245.	20,183	June 5, 2013
246.	20,183	June 6, 2013
247.	20,183	June 7, 2013
248.	20,183	June 10, 2013
249.	20,183	June 11, 2013
250.	20,183	June 12, 2013
251.	20,183	June 13, 2013
252.	20,183	June 14, 2013
253.	20,183	June 17, 2013
254.	20,183	June 18, 2013
255.	20,183	June 19, 2013
256.	20,183	June 20, 2013
257.	20,183	June 21, 2013
258.	20,183	June 24, 2013
259.	20,183	June 25, 2013
260.	20,183	June 26, 2013
261.	20,183	June 27, 2013
262.	20,183	June 28, 2013
263.	20,183	July 1, 2013
264.	20,183	July 2, 2013
265.	20,183	July 3, 2013
266.	20,183	July 5, 2013
267.	20,183	July 8, 2013
268.	20,183	July 9, 2013
269.	20,183	July 10, 2013
270.	20,183	July 11, 2013
271.	20,183	July 12, 2013
272.	20,183	July 15, 2013
273.	20,183	July 16, 2013
274.	20,183	July 17, 2013
275.	20,183	July 18, 2013
276.	20,183	July 19, 2013
277.	20,183	July 22, 2013
278.	20,183	July 23, 2013
279.	20,183	July 24, 2013
280.	20,183	July 25, 2013
281.	20,183	July 26, 2013
282.	20,183	July 29, 2013
283.	20,183	July 30, 2013
284.	20,183	July 31, 2013
285.	20,183	August 1, 2013
286.	20,183	August 2, 2013
287.	20,183	August 5, 2013
288.	20,183	August 6, 2013
289.	20,183	August 7, 2013
290.	20,183	August 8, 2013
291.	20,183	August 9, 2013
292.	20,183	August 12, 2013
293.	20,183	August 13, 2013
294.	20,183	August 14, 2013
295.	20,183	August 15, 2013
296.	20,183	August 16, 2013
297.	20,183	August 19, 2013
298.	20,183	August 20, 2013
299.	20,183	August 21, 2013
300.	20,183	August 22, 2013
301.	20,183	August 23, 2013
302.	20,183	August 26, 2013
303.	20,183	August 27, 2013
304.	20,183	August 28, 2013
305.	20,183	August 29, 2013
306.	20,183	August 30, 2013
307.	20,183	September 3, 2013
308.	20,183	September 4, 2013
309.	20,183	September 5, 2013
310.	20,183	September 6, 2013
311.	20,183	September 9, 2013
312.	20,183	September 10, 2013
313.	20,183	September 11, 2013
314.	20,183	September 12, 2013
315.	20,183	September 13, 2013
316.	20,183	September 16, 2013
317.	20,183	September 17, 2013
318.	20,183	September 18, 2013
319.	20,183	September 19, 2013
320.	20,183	September 20, 2013
321.	20,183	September 23, 2013
322.	20,183	September 24, 2013
323.	20,183	September 25, 2013
324.	20,183	September 26, 2013
325.	20,183	September 27, 2013
326.	20,183	September 30, 2013
327.	20,183	October 1, 2013
328.	20,183	October 2, 2013
329.	20,183	October 3, 2013
330.	20,183	October 4, 2013
331.	20,183	October 7, 2013
332.	20,183	October 8, 2013
333.	20,183	October 9, 2013
334.	20,183	October 10, 2013
335.	20,183	October 11, 2013
336.	20,183	October 14, 2013
337.	20,183	October 15, 2013
338.	20,183	October 16, 2013
339.	20,183	October 17, 2013
340.	20,183	October 18, 2013
341.	20,183	October 21, 2013
342.	20,183	October 22, 2013
343.	20,183	October 23, 2013
344.	20,183	October 24, 2013
345.	20,183	October 25, 2013
346.	20,183	October 28, 2013
347.	20,183	October 29, 2013
348.	20,183	October 30, 2013
349.	20,183	October 31, 2013
350.	20,183	November 1, 2013
351.	20,183	November 4, 2013
352.	20,183	November 5, 2013
353.	20,183	November 6, 2013
354.	20,183	November 7, 2013
355.	20,183	November 8, 2013
356.	20,183	November 11, 2013
357.	20,183	November 12, 2013
358.	20,183	November 13, 2013
359.	20,183	November 14, 2013
360.	20,142	November 15, 2013

ANNEX B

The Strike Price, Premium and Final Disruption Date for the Transaction are set forth below.

Strike Price:	USD16.422
Premium:	USD2,463,125.25
Final Disruption Date:	November 27, 2013.